UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I

(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management LLC
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: 06/30/10
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Annual Report to Shareholders

PAX WORLD BALANCED FUND	June 30, 2010
PAX WORLD GROWTH FUND
PAX WORLD SMALL CAP FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD GLOBAL WOMEN’S EQUALITY FUND
PAX WORLD GLOBAL GREEN FUND
SEMI-ANNUAL REPORT

For More Information

General Fund Information	Transfer and
800.767.1729	Dividend Disbursing Agent
BNY Mellon Asset Servicing
Shareholder Account Information	P.O. Box 9824
800.372.7827	Providence, RI 02940-8024

Account Inquiries	Custodian
Pax World	State Street Bank
P.O. Box 9824	and Trust Company
Providence, RI 02940-8024	225 Franklin Street
Boston, MA 02110

Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
As I write in late July, 2010, financial markets continue to perplex and frustrate most observers. All was going reasonably well until May 6, when the Dow Jones Industrial Average (DJIA) fell over 1,000 points in mid-day trading. Although some ascribed the sudden fall to a “fat finger” mistake by a careless trader, and the index went on to recover more than half of the loss by the day’s close, financial markets have been in a funk ever since. In May and June, the S & P 500 fell by 12.80%, and the market continues to be volatile, and seemingly directionless.
Equities in particular have taken a tumble, as investors stay on the sidelines or retreat to the relative safety of bonds. And, of course, high unemployment continues to be a huge drag on the economy, not to mention a terrible burden for those people who find themselves out of work. Yet, it has been reported that American corporations are sitting on record amounts of cash. With strong balance sheets and corporate budget season approaching, perhaps we will begin to see some of that cash deployed as we enter 2011, which could give the economy a much-needed lift. We shall have to wait and see.
In the meantime, you will note herein that our portfolio managers are cautiously optimistic about the near term. Clearly, we are still in a bear market of sorts, but there are positive signs on the horizon.
We remain convinced, as well, that a Sustainable Investing approach is the right one for today’s markets: focusing on the long term and investing in companies with more sustainable business models. In the wake of a serious financial crisis and recession set in motion by excessive risk taking and leverage by some of our nation’s largest financial institutions, there is an urgent need for economic and investment strategies that are focused on long-term value creation rather than short-term profits derived from speculative bubbles and financial engineering. Investors need financial strategies that are sustainable in the true sense of the term—the creation of durable, enduring value. At Pax World, we are committed to delivering such strategies to our investors.

It also seems clear that, over the next few decades, market capitalism will need to undergo a Sustainability Revolution equal in significance to the Industrial Revolution that ushered in the modern period. In order for this to happen, corporate behavior, market behavior and investor behavior will need to change. In each case, they will need to become more sustainable—which means, among other things, to behave in a way that is more focused on the long term. Moreover, the transition from an industrial age economy powered by coal and oil to a sustainable economy powered by clean energy and new technologies will unleash a new era of economic and investment opportunities. Sustainable investing, in Pax World’s view, is not only a strategy to hasten this historic transformation, but also to harvest the investment returns associated with it.
So, what we are trying to do—and what we are committed to doing—is to fashion investment strategies that are both post-Financial Crisis and post-Sustainability Crisis: sound, long-term investment strategies for long-term investors.
We also continue to offer new products and services for investors. In the first half of 2010, Pax World began offering the ESG Managers™ Portfolios, a family of asset allocation funds with strategic allocation, manager selection and portfolio construction performed by Morningstar Associates. In May, we also launched the North American Sustainability Index ETF (NASI), the first of three Exchange Traded Funds (ETFs) we plan to launch in a series called ESG Shares, the first family of ETFs devoted exclusively to a Sustainable Investing approach.
We also renamed and broadened the mandate of the Pax World Global Women’s Equality Fund which, as its name suggests, is now a global fund—meaning that 40% of its assets are normally invested in foreign securities—and remains the only mutual fund in America focused on investing in companies that are leaders in promoting gender equality and women’s empowerment around the globe.
Finally, you will note from Julie Gorte’s report herein that we have been active on the shareholder advocacy and public policy fronts, working on issues ranging from promoting gender equality on corporate boards to “say on pay” resolutions to weighing in on financial regulatory reform.

We have been very active over the first six months of 2010. We have encountered some short-term turbulence in the markets, to be sure, but we remain convinced that a Sustainable Investing approach—one that integrates environmental, social and governance (ESG) factors into investment analysis and decision making—will best serve our shareholders over the long term while also best serving society and the planet.
As always, please let us know if there is anything we can do to better serve you.
Sincerely,

Joseph F. Keefe
President and CEO
You should consider ESG ManagersTM Portfolios’ and ESG Shares’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus by calling 800.767.1729 Please read it carefully before investing. Distributed by ALPS Distributors, Inc.

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

June 30, 2010
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -6.68%, -6.56% and -6.80% respectively, versus -1.79% for the Blended Index (60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index). For the same time period the Lipper Balanced Funds Index had a total return of -2.66%.
What factors contributed to the Fund’s performance? Stock selection within the financials and health care sectors caused the majority of the relative underperformance for the equity component of the Fund versus the S&P 500 Index. In addition, the bond component underperformed the Barclays Capital U.S. Aggregate Bond Index due to an overweight allocation and lower duration in government agency bonds and an underweight in U.S. Treasuries, which rallied significantly during the six-month period. On a positive note, our continued overweighting of the industrials sector positively contributed to the Fund’s performance relative to its benchmark.
Can you discuss any significant changes in the Fund’s positioning throughout the period? We continued to position the Fund for moderate economic growth led by capital spending rather than consumer spending, and focused specifically on the technology and industrials sectors, believing they will be the beneficiaries of an uptick in capital spending. As a result of the sovereign debt crisis, we have significantly reduced our foreign bank holdings, namely, the National Bank of Greece ADR and the BBVA ADR.
Which stocks contributed positively to performance? Cummins, Inc. was up over 40% for the period. The company continued to see strong demand for its class eight diesel engines. Although we like their new management, Estee Lauder Companies was sold during the period for a significant gain as we felt the stock was fully valued.
Which stocks detracted from performance? BBVA ADR and the National Bank of Greece ADR were among the larger detractors to performance for the period. As mentioned earlier, the sovereign debt crisis weighed heavily on the shares of each bank.

June 30, 2010
Pax World Balanced Fund, continued
Portfolio Highlights
Returns — Period ended June 30, 2010

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXWX	-6.68%	6.33%	-7.10%	-0.06%	1.39%
Institutional Class[2]	PAXIX	-6.56%	6.65%	-6.85%	0.11%	1.48%
R Class[3]	PAXRX	-6.80%	6.10%	-7.30%	-0.19%	1.33%
S&P 500 Index[4,8]		-6.65%	14.43%	-9.81%	-0.79%	-1.59%
Blended Index[5,6,8]		-1.79%	12.82%	-2.73%	2.04%	1.92%
Lipper Balanced Funds Index[7,8]		-2.66%	13.33%	-3.70%	1.98%	2.34%
Total returns for period of less than one year have not been annualized.

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.

[5]	The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index.

[6]	The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2010

Asset Allocation	Percent of Investments

U.S. Stocks	54.2%
Foreign Stocks	14.9%
U.S. Bonds	25.3%
Foreign Bonds	3.1%
Exchange Traded Funds	1.3%
Cash & Equivalents	1.2%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

EMC Corp.	2.4%
Cisco Systems, Inc.	2.3%
Deere & Co.	2.1%
Becton Dickinson & Co.	2.0%
Teva Pharmaceutical Industries, Ltd., ADR.	1.8%
American Tower Corp.	1.8%
Cummins, Inc	1.7%
America Movil SAB de CV, ADR.	1.7%
Oneok, Inc.	1.6%
Intuit, Inc.	1.6%

Total	19.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Bonds[1]	28.4%
Information Technology	16.4%
Health Care	9.5%
Industrials	9.1%
Energy	9.0%
Financials	7.5%
Consumer Staples	5.8%
Telecommunication Services	5.0%
Utilities	2.9%
Materials	2.4%
Consumer Discretionary	1.5%
Exchange Traded Funds	1.3%
Other	1.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 12.3% Corp., 6.0% Agency, 4.6% Mortgage Backed, 2.9% Municipal, 1.8% Treasury, and 0.8% Gov’t Bonds.

June 30, 2010
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class and the R Class shares of the Fund had total returns of -4.70%, -4.64% and -4.88% respectively, vs. -7.25% for the benchmark Russell 3000 Growth Index. For the same period the Lipper Multi-Cap Growth Funds Index had a total return of -5.98%.
What factors contributed to the Fund’s performance? Stock selection within the information technology, industrials and consumer staples sectors was the largest positive contributor to performance. Whole Foods Market, Inc., a consumer staples company, was up over 30% while Cummins, Inc., an industrial company, gained over 40% for the period.
Health care and energy were two of the largest negative contributors to performance. The energy sector as a whole was hurt by the Gulf of Mexico oil spill disaster. The Growth Fund was slightly overweight in the sector, which hurt relative performance. Within the health care sector, the Fund’s pharmaceutical and biotechnology holdings underperformed, negatively impacting relative performance.
Can you discuss any significant changes in the Fund’s positioning throughout the period? We continued to position the portfolio for a slow to moderate economic expansion. We shifted exposure away from pure cyclical sectors to later cyclical sectors and targeted specific themes within technology, specifically cloud computing and virtualization. We believe the technology sector has both cyclical and secular advantages. In addition, we raised cash to just over 3% as a result of our belief that volatility will increase due to big picture events such as financial regulation, the economic slowdown in Europe and changes in the energy sector.
Throughout the year we sold positions that we believed were at full valuation as well as for sector allocation reasons. Some names that we sold include State Street Bank and Solarwinds, Inc. Other names were sold for company specific performance reasons, including Cardionet, Eclipsys Corp. and America Movil.

June 30, 2010
Which stocks contributed positively to performance? A number of companies in the Fund gained over 20% for the period, including Whole Foods Market, Inc., Airgas, Inc., Cummins, Inc. and Sybase, Inc. Both Sybase, Inc. and Airgas, Inc. were acquired during the period.
Which stocks detracted from performance? On the negative side, the Growth Fund also had a number of companies that were down over 20% for the period, including Brocade Communications Systems, Inc., QUALCOMM, Inc., Google, Inc., Petrobras Petroleo Brasileiro ADR, Adobe Systems, Inc., Microsoft Corp. and Statoil ASA ADR. The common themes are that these companies are either technology or energy companies. Both sectors were down significantly in the first half of 2010. Technology, which is usually viewed as an early cyclical sector, experienced large gains at the end of last year and early this year. As the cycle progressed it gave back some of its earlier gains. The energy sector has been feeling the negative effects of the Gulf oil disaster and looming legislation.
Portfolio Highlights
Returns — Period ended June 30, 2010

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWGX	-4.70%	17.10%	-7.82%	-1.34%	-2.46%
Institutional Class[2]	PWGIX	-4.64%	17.38%	-7.65%	-1.23%	-2.41%
R Class[3]	PXGRX	-4.88%	16.89%	-7.99%	-1.45%	-2.52%
Russell 3000 Growth Index[4,6]		-7.25%	13.95%	-6.97%	0.44%	-4.89%
Lipper Multi-Cap Growth Funds Index[5,6]		-5.98%	16.25%	-8.06%	0.63%	-4.13%
Total returns for period of less than one year have not been annualized.

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

June 30, 2010
Pax World Growth Fund, continued

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -5.07% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	85.2%
Foreign Stocks	11.1%
Cash & Equivalents	3.7%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Google, Inc., Class A	2.3%
General Mills, Inc.	2.3%
Cognizant Technology Solutions, Class A	2.1%
International Business Machines Corp	2.0%
Thermo Fisher Scientific, Inc.	2.0%
PepsiCo, Inc.	1.9%
Teva Pharmaceutical Industries, Ltd., ADR	1.8%
NetApp, Inc	1.8%
Union Pacific Corp.	1.7%
Expeditors International of Washington, Inc.	1.7%

Total	19.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2010
Sector Diversification

Sector	Percent of Net Assets

Information Technology	30.4%
Industrials	13.0%
Health Care	12.7%
Consumer Discretionary	11.1%
Financials	8.1%
Consumer Staples	7.8%
Energy	7.6%
Materials	3.6%
Telecommunications Services	1.4%
Utilities	0.9%
Other	3.4%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2010
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class and the R Class shares of the Pax World Small Cap Fund had total returns of 2.38%, 2.48% and 2.17%, respectively, versus -1.95% for the benchmark Russell 2000 Index. For the same period, the Lipper Small Cap Core Funds Index has a total return of -2.09%.
What factors contributed to the Fund’s performance? The Fund’s relative outperformance was primarily due to strong stock selection within the health care and consumer discretionary sectors. Poor stock selection within the financials sector detracted from performance.
Can you discuss any significant changes to the Fund’s positioning throughout the period? We allowed cash to build during the first quarter as investor expectations of a strong economic recovery and rising valuations made stocks relatively less attractive in our view. As markets sold off during the second quarter, we deployed most of the cash into what we believe are high-quality, defensive growth companies.
Which stocks contributed positively to performance? Sybase, Inc., an enterprise software company, was a strong contributor to performance during the period. The stock increased 57.3% due in large part to its all-cash acquisition by SAP AG. Internet Capital Group, Inc., an internet holding company, increased 52.2% during the period the Fund held shares. We believe investors became more positive on two of the company’s private investments and their potential for sale or IPO. We trimmed our position in the second quarter due to valuation concerns but continue to hold shares due to what we believe are favorable long-term prospects for the company.
Which stocks detracted from performance? King Pharmaceuticals, Inc., a specialty pharmaceutical company, declined 35% during the period the Fund held shares due to disappointing quarterly results and pipeline delays. We sold our shares due to our concern regarding potential negative earnings surprises in the coming quarters. NETGEAR, Inc., a consumer and small business-focused networking

June 30, 2010
company, declined 30.8% during the period the Fund held shares. We believe this selloff was due to normal profit taking combined with concerns over the company’s European exposure. We continue to hold shares and have been adding to our position due to what we believe are its attractive valuation, cash-rich balance sheet and positive long-term fundamentals for the company.
Portfolio Highlights
Returns—Period ended June 30, 2010

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PXSCX	2.38%	19.81%	-2.16%
Institutional Class[1]	PXSIX	2.48%	20.19%	-1.89%
R Class[1]	PXSRX	2.17%	19.45%	-2.42%
Russell 2000 Index[2,4]		-1.95%	21.48%	-4.06%
Lipper Small-Cap Core Funds Index[3,4]		-2.09%	21.67%	-3.12%
Total returns for period of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2010
Pax World Small Cap Fund, continued

Asset Allocation	Percent of Investments

U.S. Stocks	91.9%
Foreign Stocks	3.8%
Cash & Equivalents	4.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

GameStop Corp., Class A	4.1%
Coleman Cable, Inc.	3.8%
Ensco PLC , ADR	3.7%
Netgear, Inc.	3.6%
Hologic, Inc.	3.5%
American Physicians Service Group, Inc.	3.4%
EarthLink, Inc.	3.4%
VCA Antech, Inc.	3.4%
Westwood Holdings Group, Inc.	3.2%
TheStreet.com, Inc.	3.0%

Total	35.1%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Information Technology	22.2%
Health Care	21.1%
Financials	19.2%
Energy	10.3%
Consumer Discretionary	8.1%
Industrials	7.0%
Consumer Staples	6.5%
Utilities	3.9%
Materials	0.7%
Other	1.0%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2010
Pax World International Fund
Portfolio Manager’s Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class and the R Class shares of the Fund had total returns of -10.86%, -10.75% and -10.89% respectively, vs. -13.23% for the benchmark MSCI EAFE (Net) Index. For the same period, the Lipper International Large-Cap Core Funds Index had a total return of -13.01%.
What factors contributed to the Fund’s performance? The relatively flat market returns for international markets during the first quarter were followed by a significant downdraft in market returns for the second quarter. Overall, international markets declined about 13% for the first six months of 2010. However, local currency returns globally were only slightly negative during the period. It was the impact of U.S. dollar appreciation by over 10% which accounted for the majority of the negative performance of international markets.
Sovereign risk has been the dominant theme this year; investors have focused their attention on the widening credit default swap (CDS) spreads in European markets such as Greece, Spain, Portugal, Italy, the UK and Ireland. These markets have significantly underperformed relative to countries with more robust budget balances and lower government debt, such as Germany, Sweden and France. Japan remained relatively insulated from the sovereign debt crisis during the first six months of the year, as the Japanese equity market handily outperformed most other EAFE markets, and the yen appreciated against almost all other currencies, even the U.S. dollar.
From a sector perspective, international markets were hit by the large underperformance of financial equities, which suffered disproportionately from sovereign credit concerns and regulatory uncertainty. However, the biggest single event of the year so far was the oil spill in the Gulf of Mexico. This led to investors selling down their petroleum-related equities and resulted in energy being the worst-performing sector during the first half of 2010. The sector lost almost one quarter of its value, led by BP, whose stock value was cut in half on the back of investors’ inability to quantify the extent of BP’s liabilities associated with the Gulf spill.

June 30, 2010
Pax World International Fund, continued
With this tumultuous backdrop, the International Fund benefited strongly from both allocation as well as stock selection decisions. On the allocation front, Fund performance benefited from an overweight to strongly-performing Japan, and a large underweight to lagging UK and Europe. From a sector allocation perspective, the Fund benefited most from a large underweight to financials and an overweight to strongly-performing technology and industrials. The Fund was hurt by its overweight to the worst-performing sector, energy. However, this was offset by strong stock selection in the sector, with the largest attribution coming from our not owning BP but instead holding Statoil ASA ADR, BG Group PLC, Tenaris SA ADR, and CGG Veritas ADR. Financials sector stock selection was also a strong positive contributor. Again, performance came from not owning the worst performing European and UK banks and instead focusing on Japanese and emerging market financials. Stock selection was poor in the industrials sector, where the Fund was hurt by underperformance of alternative energy holdings Suntech Power Holdings Co. Ltd. ADR and Gamesa Corporation Tecnologica SA, and by not holding large, outperforming European industrial conglomerates such as Siemens AG, Koninklijke Philips Electronics NV and Rolls-Royce Group PLC.
Can you discuss any significant changes in the Fund’s positioning throughout the period? The most significant change to the portfolio during the first half of the year was based on our decision to take advantage of the very large underperformance of European stocks and the euro currency. The portfolio was taken from a sizeable underweight to Europe at the beginning of the year to a relatively neutral weight to the region and the European currency at the end of June. This reflects our belief that the economic situation in Europe is not as dire as investors seem to believe, and we have taken advantage of the market panic to add to equities with solid fundamentals and attractive valuations and yields in the European region. We have also done the same in the energy sector, where we have added to existing positions based on what we believe to be increasingly attractive valuations. The closing of the European underweight came mostly at the expense of Japan, which went from an overweight to a small underweight position in the Fund, and at the expense of emerging markets, mostly from the sale of the Wisdom Tree Dreyfus Chinese Yuan Currency ETF previously held in the Fund. In the case of energy, most of the incremental weight came at the expense of industrials sector exposure. At the individual security level, the Fund divested holdings in Brazilian Steel maker Companhia Siderurgica Nacional, French construction company Vinci SA, and its position in the Wisdom Tree Dreyfus Chinese Yuan Currency ETF. New portfolio positions include Japanese personal care company Uni-Charm Corp., FTSE Istanbul Bond ETF, and CurrencyShares Euro Trust ETF.

June 30, 2010
Which stocks contributed positively to performance? As beneficiaries of the market flight to safety, Japanese stocks with a domestic focus comprised the majority of the top contributors to performance during the period. Among these were Japanese high speed rail operator Central Japan Railway Co., up over 20%; Japanese consumer products company Uni-Charm Corp., up over 19%, and Japanese office REIT Nippon Building Fund, Inc., up 6%. Also benefiting performance during the first half of the year were strongly growing Brazilian cosmetics company Natura Cosmeticos SA, up almost 15%, and SPDR Gold Trust ETF, up over 10%.
Which stocks detracted from performance? Despite a strong March rally, National Bank of Greece SA was the worst performing stock in the portfolio, losing over 50% of its value on the back of fears that Greece would be ejected from the EU and default on its debt. Swiss wind turbine manufacturer Gamesa Corporation Tecnologica SA lost over 40% due to fears of reduced spending on wind power projects in its home market of Spain. Solar panel producer Suntech Power Holdings Co. Ltd. lost over 40% of its value due to investor skepticism regarding subsidies for solar power.
Portfolio Highlights
Returns — Period ended June 30, 2010

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PXINX	-10.86%	6.29%	-10.50%
Institutional Class[1]	PXNIX	-10.75%	6.61%	-10.21%
R Class[1]	PXIRX	-10.89%	6.08%	-10.76%

MSCI EAFE (Net) Index[2,4]		-13.23%	5.92%	-14.23%
Lipper International Large-Cap Core Funds Index[3,4]		-13.01%	5.71%	-14.67%
Total returns for period of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

June 30, 2010
Pax World International Fund, continued

[2]	The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	91.9%
Exchange Traded Funds: Commodity & Currency	7.5%
Cash & Equivalents	0.6%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Statoil ASA, ADR	3.2%
Roche Holding AG	3.0%
Teva Pharmaceutical Industries, Ltd., ADR	2.5%
BG Group PLC	2.4%
Hennes & Mauritz AB	2.3%
National Australia Bank, Ltd.	2.3%
Syngenta AG, ADR	2.1%
Turkiye Halk Bankasi AS	2.1%
Nippon Building Fund, Inc., REIT	2.1%
Kao Corp.	2.1%

Total	24.1%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2010
Sector Diversification

Sector	Percent of Net Assets

Financials	19.0%
Health Care	11.0%
Industrials	10.4%
Consumer Staples	9.1%
Energy	8.4%
Telecommunication Services	7.6%
ETFs: Commodity & Currency	7.6%
Consumer Discretionary	7.4%
Information Technology	7.0%
Materials	6.9%
Utilities	5.8%
Other	-0.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographical Diversification

Country	Percent of Net Assets

Japan	21.0%
United Kingdom	13.5%
Germany	6.2%
Switzerland	6.1%
Australia	5.2%
France	3.8%
Netherlands	3.5%
Turkey	3.4%
Norway	3.2%
Brazil	2.5%
Israel	2.5%
Spain	2.4%
Sweden	2.3%
Greece	2.1%
Finland	1.9%
Belgium	1.8%
Singapore	1.7%
Hong Kong	1.6%
Mexico	1.6%
Portugal	1.5%
Austria	1.4%
Taiwan	1.2%
Ireland	0.8%
China	0.7%
Luxembourg	0.7%
Other	7.4%

Total	100.0%

June 30, 2010
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class and the R Class shares of the Fund had total returns of 1.72%, 1.97% and 1.72%, respectively, vs. 4.54% for the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. For the same period, the Lipper High Current Yield Bond Funds Index has a total return of 3.78%.
Effective June 30, 2010, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index replaced the former index, the BofA Merrill Lynch High Yield Master I Index. We believe the new index more accurately reflects the conservative bias of the Fund, which has historically underweighted CCC rated bonds (the riskier bonds in the high-yield universe), has focused on bonds rated B and BB, and has generally not overweighted individual bonds by more than 2% of the value of the portfolio.
What factors contributed to the Fund’s performance? Fund performance was most helped by bond selection in both media and brokerage and by an underweight in the utilities sector. Two new names that were added to the portfolio: Valassis Communications, Inc., a media and marketing service company; and the McClatchy Co., a newspaper and online publisher, were good performers in this group.
Our European holdings, as well as several Latin American holdings, hurt Fund performance for the period. Investors feared the possibility of Greece defaulting on its debt and creating a contagion through Europe. Other headline risk helped to rattle the high-yield markets, including North Korea’s actions, the Gulf of Mexico oil spill, concerns about the U.S. budget deficit and a possible “double dip” recession. These factors contributed to spread widening in the high-yield market and caused some emerging market debt to be sold off as investors attempted to reduced their risk.
Can you discuss any significant changes in the Fund’s positioning throughout the period? During the period we increased our weighting in capital goods with the addition of a new issue, Coleman Cable, Inc., a supplier of cables and wires. We also increased our sector weighting in services by buying the new issues of

June 30, 2010
Desarrolladora Homex SA de CV, the Mexican homebuilder, and Stream Global Services, Inc., a provider of outsourcing services for businesses. We reduced our holdings in consumer cyclical by selling several positions that had appreciated and were no longer providing a sufficient return for the portfolio. Sector changes were made to better position the portfolio for what we perceive to be a slowing economy and/or to adjust sector weightings.
Two additional changes were a reduction in the Fund’s already low percentage of bonds held in euros and the addition of the ProShares UltraShort Euro ETF that we believe could act as a hedge to protect the portfolio against the downside of euro-denominated bonds.
Which bonds contributed positively to performance? Quiksilver, Inc., LaBranche & Co., and WMG Acquisition Corp. were our three best-performing bonds during the first half of 2010. Quiksilver, a manufacturer of branded apparel and sports equipment, appreciated after having better-than-expected first quarter results. The company increased its cash flow by reducing its inventory levels by 20% and reducing its working capital. Our second best performer was LaBranche & Co., a brokerage firm whose bonds were tendered at a premium. Our third best performer, WMG Acquisition, a music company composed of both recorded music and music publishing businesses, also outperformed due to solid quarterly results and investors’ demand for senior secured structured bonds.
Which bonds detracted from performance? National Bank of Greece SA Preferred had a negative impact on the Fund during the period, as worries about the high debt load of the Greek government spawned fears of a Greek government bond default, Greek and other European bank failures, and possible disintegration of the European Union.
Fund performance was also hurt by Grupo Papelero Scribe SA, a Mexican paper company whose first quarter was negatively affected by rapidly climbing raw materials costs, exacerbated by an earthquake in Chile. We have generally seen a lag of 60-90 days before higher input costs can be passed through to customers and margins can be normalized. Scribe has recently increased its pricing at least twice and we believe this should benefit the company in the second half of the year.

June 30, 2010
Pax World High Yield Bond Fund, continued
Axtel SAB de CV was another underperformer for the period, as the Mexican telecom operator was in a dispute with Telmex (Mexico’s largest telecom company) which failed to provide the company with circuits to support two contracts, which were ultimately lost. Axtel SAB de CV has filed suit against Telmex for lost revenues. Telmex is no longer blocking access for Axtel SAB de CV, and we believe there will be improvement in the company’s performance next quarter.
Portfolio Highlights
Returns — Period ended June 30, 2010

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXHX	1.72%	15.81%	4.27%	5.94%	5.95%
Institutional Class[2]	PXHIX	1.97%	16.13%	4.39%	6.13%	6.09%
R Class[3]	PXHRX	1.72%	15.72%	3.88%	5.72%	5.85%

BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index[4]		4.54%	21.65%	5.63%	6.11%	6.94%
BofA Merrill Lynch High Yield Master I Index[5,7]		4.83%	27.01%	6.24%	6.97%	7.40%
Lipper High Current Yield Funds Index[6,7]		3.78%	24.97%	2.96%	4.92%	4.72%
Total returns for period of less than one year have not been annualized.

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%. The benchmark of High Yield Bond Fund was changed to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index effective June 30, 2010. Pax World believes the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index more closely corresponds to the investments of the Fund.

June 30, 2010

[5]	The BofA Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the United States.

[6]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[7]	Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, the BofA Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Bonds	62.2%
Foreign Bonds	29.4%
U.S Stocks	2.2%
Cash & Equivalents	5.2%
Exchange Traded Funds	1.0%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds

BBB	0.7%
BB	24.0%
B	65.0%
CCC	9.0%
Not Rated	1.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16	2.2%
Brown Shoe Co., Inc., 8.750%, 05/01/12	2.1%
Mobile Mini, Inc., 9.750%, 08/01/14	2.1%
WMG Acquisition Corp., 9.500%, 06/15/16	2.0%
Navios Maritime Holdings, 9.500%, 12/15/14	2.0%
Sally Holdings LLC/Capital, Inc., 10.500%, 11/15/16	1.9%
Rosetta Resources, Inc., 144A, 9.500%, 04/15/18	1.9%
Biomet, Inc., 11.625%, 10/15/17	1.9%
MDC Partners, Inc., 144A, 11.000%, 11/01/16	1.9%
Global Crossing, Ltd.,144A, 12.000%, 09/15/15	1.9%

Total	19.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2010
Pax World High Yield Bond Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Telecommunications	17.6%
Services	15.8%
Health Care	13.1%
Media	12.1%
Energy	10.7%
Consumer Cyclical	9.5%
Consumer Non-Cyclical	5.5%
Basic Industry	3.1%
Capital Goods	2.8%
Real Estate	2.5%
Financial Services	1.7%
Exchange Traded Funds	1.1%
Utility	0.6%
Other	3.9%

Total	100.0%
Geographic Diversification

Country	Percent of Net Assets

United States	66.4%
Mexico	8.5%
Bermuda	6.1%
Canada	2.2%
Luxembourg	2.2%
Cayman Islands	2.0%
Marshall Islands	2.0%
Austria	1.8%
Bahamas	1.3%
South Africa	1.2%
France	1.1%
Germany	0.9%
Netherlands	0.3%
United Kingdom	0.1%
Other	3.9%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

June 30, 2010
Pax World Global Women’s Equality Fund
Portfolio Manager’s Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class and the Institutional Class shares of the Fund had total returns of -10.33% and -10.26%, respectively, vs. -10.61% for the MSCI World Large Cap (Net) Index. For the same period the Lipper Global Large-Cap Core Funds Index had a total return of -10.11%.
What factors contributed to the Fund’s performance? From May 1 (the date on which the Fund was renamed and adopted a global mandate) through June 30, we conducted some repositioning within the portfolio, as discussed below. During this same period, stock selection, specifically in the health care and utilities sectors, had a negative impact on the Fund’s performance, while sector and regional allocations contributed favorably to performance. The first half of 2010 was characterized by the continuation of a high beta rally, and the Fund overall lagged with its defensive posture. Investors became more risk averse in May and June. Going forward, we think fundamentals and valuations are likely to take front stage, and we believe the Fund is well-positioned for this development.
Can you discuss any significant changes in the Fund’s positioning throughout the period? On May 1, we sharpened the Fund’s gender focus so that, instead of simply investing in companies that meet certain baseline criteria on women’s issues, the Fund will seek to invest in companies that are global leaders in promoting gender equality and women’s empowerment. We believe that investing in companies around the globe that invest in women is a smart investment strategy—that empowering women and promoting gender equality is good for a company’s bottom line and good for investors.
A global approach is particularly well-suited for the Global Women’s Equality Fund, where emphasis is made on the market opportunity of a company within a sector regardless of its domicile. We seek to identify stock inefficiencies within a sector by integrating equity research and sector analysis in a global framework. We continue to pay significant attention to potentially minimizing downside risk through continuous evaluation of fundamental and structural issues. Our focus is on applying specific fundamental criteria in a disciplined approach to identify successful business models, competent management and strong financials. In summary, we apply a bottom-up

June 30, 2010
Pax World Global Women’s Equality Fund, continued
approach to securities selection with a top-down macroeconomic and thematic overlay to determine a company’s attractiveness as an investment opportunity.
With that as a backdrop, during the period, we raised the Fund’s international exposure to approximately 48% of assets. Australia, Canada, Japan, U.K., and Europe (France, Germany, Switzerland, and Belgium) are the primary countries that represented this increase. We are focused on countries that we believe have respectable monetary and fiscal policies and have remained fairly unscathed during the recent global financial crisis.
In terms of allocation, the Fund continued its defensive positioning during the period. The sector allocation is reflective of this posture: Throughout the period, the largest changes in the weights were an increase in the consumer staples and health care sectors and reductions in exposure to the consumer discretionary and industrials sectors.
Which stocks contributed positively to performance? Banco Santander-Chile ADR and L’Oreal SA were two of the stronger performing stocks that led the Fund’s performance for the period. Banco Santander-Chile ADR is a Chilean bank with strong credit quality and capital metrics. In particular, economic recovery following the earthquake is expected to lead loan growth in the country and the company is likely to be a beneficiary with its strong balance sheet. The company is a leader in gender empowerment, offering executive training programs aimed at promoting women to senior management positions. In 2009, 54% of its workforce was composed of women.
L’Oreal SA, a French-based cosmetic company which was a solid performer for the Fund for the period, is also very strong in the area of gender equality. Fifty-four percent of managers at the international level are women (based on 2008 company data, the most recent reporting available). In fact, in 2008, L’Oreal’s management team formalized its commitment to gender equality in the form of a corporate agreement signed with all of its trade unions in France. During the first half of 2010, L’Oreal SA stock benefited from robust emerging markets growth. As disposable income levels are rising in those countries and the demand for beauty products is gaining, we believe L’Oreal SA should be a beneficiary with its full array of beauty product offerings.
Which stocks detracted from performance? During the same period, BlackRock, Inc. and Hologic, Inc. detracted from Fund performance. BlackRock, Inc., a leader

June 30, 2010
in the asset management industry, was hit by recent weak capital market trends. Its balance sheet remains very strong with the focus on paying back the commercial paper loan related to its acquisition of Barclays Global Investor unit. We believe BlackRock, Inc. should be a direct beneficiary of an improvement in the markets, and we continue to hold the shares. The company has strong gender equality initiatives with a range of programs to recruit women employees, including partnerships with leading professional women’s organizations.
Hologic, Inc., a digital breast imaging and diagnostic company, has been under pressure with no visible catalyst in the near term. The company’s recent acquisition of a Canadian company, Sentinelle Medical, Inc., is complimentary to the company’s imaging portfolio and expected to increase earnings through cost synergies and revenue benefits. We believe the new products in the pipeline provide a free call option on the shares and continue to hold the position. In addition, the company has robust gender equality characteristics, specifically the fact that there are three women on the nine-member board of directors.
Portfolio Highlights
Returns — Period ended June 30, 2010

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWEX	-10.33%	3.75%	-10.78%	-3.29%	-0.70%
Institutional Class[2]	PXWIX	-10.26%	3.94%	-10.55%	-3.06%	-0.59%

MSCI World Large Cap (Net) Index[3]		-10.61%	8.81%	-11.37%	-0.12%	-1.85%
Russell 3000 Index[4,6]		-1.95%	21.48%	-8.60%	0.37%	3.00%
Lipper Global Large-Cap Core Funds Index[5,6]		-10.11%	10.80%	-10.04%	0.93%	-1.31%
Total returns for period of less than one year have not been annualized.

[1]	Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

June 30, 2010
Pax World Global Women’s Equality Fund, continued

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

[3]	Effective May 1, 2010, the performance benchmark of the Global Women’s Equality Fund changed from the Russell 3000 Index to the MSCI World Large Cap Index. The Fund believes that the MSCI World Large Cap Index better represents the investment strategies of the Global Women’s Equality Fund and its global focus. The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large Cap Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[4]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. equity market.

[5]	The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper’s Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Global Women’s Equality Fund, the MSCI World Large Cap (Net) Index, the Russell 3000 Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	46.4%
Foreign Stocks	43.7%
U.S. Bonds	1.3%
Exchange Traded Funds	3.2%
Cash & Equivalents	5.4%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Johnson & Johnson	3.1%
SPDR Gold Trust	2.6%
Statoil ASA, ADR	2.4%
Procter & Gamble Co., The	2.2%
BlackRock, Inc.	2.1%
ConocoPhillips	2.0%
Citigroup, Inc.	2.0%
BG Group PLC	2.0%
Roche Holding AG	1.9%
Pfizer, Inc.	1.9%

Total	22.2%

June 30, 2010
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	16.5%
Information Technology	14.9%
Consumer Staples	13.9%
Health Care	13.9%
Energy	11.1%
Industrials	7.7%
Consumer Discretionary	5.0%
Materials	4.6%
Exchange Traded Funds	3.2%
Telecommunication Services	1.8%
Utilities	1.6%
Bonds	1.3%
Others	4.5%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	46.5%
United Kingdom	9.0%
Australia	4.7%
Japan	4.7%
Switzerland	3.7%
France	3.3%
Canada	3.0%
Brazil	2.4%
Norway	2.4%
Belgium	1.6%
Sweden	1.4%
Germany	1.3%
Israel	1.3%
Chile	1.2%
India	0.9%
Finland	0.8%
South Africa	0.8%
Mexico	0.7%
Luxembourg	0.6%
Italy	0.5%
Netherlands	0.2%
Bonds	1.3%
Exchange Traded Funds	3.2%
Other	4.5%

Total	100.0%

June 30, 2010
Pax World Global Green Fund
Portfolio Managers’ Comments
How did the Fund perform for the period? For the six-month period ended June 30, 2010, the Individual Investor Class, the Institutional Class and the R Class shares of the Fund had total returns of -10.35%, -10.14%, and -10.37% respectively, vs. -8.03% for the benchmark FTSE Environmental Opportunities Share Index.
What factors contributed to the Fund’s performance? During the period the Fund was impacted by weakness in the renewable energy sector, driven by concerns regarding tariff reductions in Europe, particularly in Spain, which impacted returns and visibility for developers and, consequently, 2010 and 2011 growth rates. In addition, the U.S. renewable market remained weak as continued low power prices plus the delays in an energy bill caused developers to delay new wind projects.
Ongoing concerns regarding a potential sovereign debt crisis in Europe weighed on the market, causing underperformance in Spanish stocks, raising concerns for more heavily indebted companies. Movements in foreign exchange rates impacted relative performance, with the weak euro being negative for groups exporting into Europe. In Japan the continued strength of the yen has been negative for exporters. Earlier in the period cyclical industrial companies were strong, driven by the economic recovery, and there was positive performance in some large, industrial index constituents which was negative for relative performance. More recently, the global macroeconomic indicators have continued to be positive, but with a slowing rate of growth, which has reduced the cyclical outperformance. However, stabilizing growth rates reduce the risk of governments removing accommodative measures.
Overall, the Fund saw outperformance from the energy efficiency and pollution control sectors and underperformance from renewable energy, waste and water.

June 30, 2010
Can you discuss any significant changes in the Fund’s positioning throughout the period? During the period we maintained our selective, bottom-up strategy, looking for compelling long-term valuations while also taking profits following strong performance in specific stocks. We continued to add to early cycle companies with positive growth/margin expansion opportunities and later cycle companies where development of underlying markets has lead to improving investment and orders. While we remain cautious given current concerns over European sovereign debt and the slowing rate of growth in China, the market now appears to be pricing in much of the potential downside scenario, and we see attractive opportunities to add to positions.
We are focusing on thematic sectors to identify signs of recovery with energy efficiency, water and pollution control currently appearing attractive to us. Alternative energy continues to underperform, and although there is a lack of near-term catalysts, we believe sector valuations are attractive.
Additions to the portfolio during the period included: Wacker Chemie (solar silicon, Germany), Ingersoll-Rand PLC (industrial energy efficiency, U.S.), Watts Water Technologies, Inc. (water technology, U.S.), Xinao Gas Holdings, Ltd. (natural gas, China) and Yingde Gases Group Co., Ltd. (industrial gases, China). During the period we sold out of BorgWarner, Inc. (turbochargers, U.S.), Chloride Group PLC (uninterruptable power supplies, UK), Covanta (waste to energy, U.S.), LKQ Corp. (auto parts recycling, U.S.), and Telvent GIT SA (infrastructure software, U.S.). We also sold out of American Water Works Co. (water utility, U.S.) and replaced it with California Water Service Corp. (water utility, U.S.) on the basis of relative valuations.
Which stocks contributed positively to performance? Alternative Energy and Energy Efficiency – During the period energy efficiency was the largest positive contributor to the Fund, as broad based outperformance in cyclical, industrial focused companies has led to better utilization, a stronger capital expenditure outlook, and demand for energy efficient products. Chloride Group PLC rose 58% following competing takeover bids from Emerson Electric Co. and ABB. Baldor Electric Co. (energy efficient motors, U.S.) rose 29% following strong results and raising quarterly guidance, citing increased quoting activity in its late cycle markets. BorgWarner, Inc. (turbochargers, U.S.) rose 15% following strong results due to recovering auto manufacturing volumes, particularly in Asia, and previous restructuring, boosting profitability. In alternative energy, Wacker Chemie AG rose

June 30, 2010
Pax World Global Green Fund, continued
10% as the polysilicon market stabilized, following previous price falls, due to strong solar demand in Germany.
Water and Pollution Control – Pollution control outperformed, driven by environmental testing equipment companies. Japanese testing equipment companies rose on returning strength in their end markets, particularly in semiconductors, with Horiba, Ltd. also benefiting from some recovery in the auto sector and Shimadzu Corp. from recovery in municipal spending. Xinao Gas Holdings, Ltd. was a strong contributor to the Fund, rising 18% driven by continued demand for city gas and build out of their network in China. The Fund added the stock after its price fell in May and June, following a rising of wholesale gas prices in China and newspaper reports citing old bribery allegations, and benefited from the subsequent recovery. In water the utilities were strong relative performers as stable, defensive companies and good inflation hedges with American Water Works Co. rising 3% and Manila Water Co., Inc. rising 6%.
Waste Technologies and Resource Management – During the period, hazardous waste companies outperformed due to their defensive characteristics in the more cautious markets in the second quarter. Stericycle, Inc. (medical waste, U.S.) rose 19% on the back of its resilient business model and Daiseki Co., Ltd. (hazardous waste, Japan) rose 4% due to recovery in industrial waste volumes in Japan and their lack of sensitivity to the rising yen.
Which stocks detracted from performance? Alternative Energy and Energy Efficiency – Alternative energy was the largest underperformer during the period driven by weakness in the wind market. Concern in Europe regarding governments reducing tariffs as part of measures to cut their deficits, particularly in Spain, with the possibility of retroactive cuts, combined with ongoing difficulties in the U.S. wind market for project developers to sign power purchase agreements with local utilities, impacted EDP Renovaveis SA (wind IPP, Portugal) which fell 38%. Given the weak wind outlook in 2010, turbine manufacturers underperformed on uncertainty regarding order momentum, with Vestas Wind Systems A/S (Denmark) and Gamesa Corporation Tecnologica SA (Spain) falling 31% and 49%, respectively. Gearbox supplier Hansen Transmissions (Belgium) fell 37% as it warned on profitability due to capacity underutilization. SunPower Corp. (solar, U.S.) fell 48% after missing earnings and accounting issues at its Philippine subsidiary. Ormat Technologies, Inc. (geothermal, U.S.) fell 25% on weaker-than-anticipated equipment sales and project delays caused by permitting issues.

June 30, 2010
Water and Pollution Control – Companies linked to the construction market underperformed despite a bottoming out of the recovery.
Recoveries in both the housing and commercial construction markets seem to be taking longer than expected. Consequently, Watts Water Technologies, Inc. (water infrastructure, U.S.) and Wavin NV (water infrastructure, Netherlands) fell 21% and 42%, respectively, as their prospects for growth slowed. Veolia Environnement SA (water and waste utility, France) fell 24% on weak results with slow waste volumes and concern over debt levels and Nalco Holdings Co. (water treatment chemicals, U.S.) fell 20% on concerns over toxicity of their Corexit oil dispersant product being used to clear the Gulf oil spill, although the EPA considers the product safe.
Waste Technologies and Resource Management – Concerns about the sustainability of the growth recovery in China impacting demand and pricing for raw materials negatively impacted Sims Metals Management, Ltd. (metals recycling, Australia) which fell 27% on the possible effect that weaker pricing could have on their margins. Shanks Group (integrated waste management, UK) fell 31% following an abandoned takeover bid. Covanta Holdings Corp. (waste-to-energy, U.S.) fell early in the period due to uncertainty regarding growth prospects and exposure to low spot energy pricing, but recovered on the announcement of an exceptional dividend.
Portfolio Highlights
Returns — Period ended June 30, 2010

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PGRNX	-10.35%	5.69%	-9.90%
Institutional Class[1]	PGINX	-10.14%	6.05%	-9.67%
R Class[1]	PGRGX	-10.37%	5.53%	-10.14%

MSCI World (Net) Index[2,4]		-9.84%	10.20%	-11.39%
FTSE Environmental Opportunities Index Series[3,4]		-8.03%	15.14%	-11.97%
Total returns for period of less than one year have not been annualized.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the

June 30, 2010
Pax World Global Green Fund, continued

taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 2010 the MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]	Unlike the Global Green Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	59.9%
U.S. Stocks	37.0%
Cash & Equivalents	3.1%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets

3M Co.	3.6%
EDP Renovaveis SA	3.3%
Emerson Electric Co.	3.2%
Thermo Fisher Scientific, Inc.	3.2%
Xinyi Glass Holdings Co., Ltd.	3.2%
Campbell Brothers, Ltd.	3.1%
GEA Group AG	3.0%
Daiseki Co., Ltd.	3.0%
Yamatake Corp.	3.0%
Johnson Controls, Inc.	2.8%

Total	31.4%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2010
Industries

Industry	Percent of Net Assets

Machinery	19.2%
Electrical Equipment	11.9%
Chemicals	10.2%
Electronic Equipment Instruments & Components	9.7%
Commercial Services & Supplies	9.2%
Auto Components	4.6%
Electric Utilities	4.1%
Industrial Conglomerates	3.6%
Independent Power Producers & Energy Traders	3.3%
Life Sciences Tools & Services	3.2%
Water Utilities	3.2%
Household Products	3.1%
Multi-Utilities	2.6%
Metals & Mining	2.2%
Construction & Engineering	2.0%
Electronic Equip & Instruments	2.0%
Building Products	1.6%
Gas Utilities	1.2%
Other	3.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	37.0%
Japan	14.6%
Hong Kong	6.9%
Germany	5.9%
Australia	5.3%
Spain	4.7%
Ireland	4.2%
United Kingdom	3.4%
China	3.3%
France	2.6%
Belgium	2.2%
Taiwan	2.0%
Denmark	1.6%
Netherlands	1.6%
Philippines	1.6%
Cash & Equivalents	3.1%

Total	100.0%

June 30, 2010
Sustainable Investing
Sustainability Update
Pax World just wrapped up its shareholder advocacy season, and we have a lot of progress to report. We filed or co-filed eight shareholder resolutions for the spring annual meeting season, focusing on corporate governance and executive compensation, environmental performance and reporting, and corporate political contributions. Two of the shareholder proposals that Pax World co-filed achieved majority support from shareholders, indicating broad agreement among investors with the principles outlined in Pax World’s requests. We also opened several fronts on our advocacy of gender equality.
Corporate Governance. Shareholder interest in executive compensation continues to be a focus, as the system is still deeply flawed. In our shareholder advocacy, Pax World focused on giving shareholders a say on executive compensation and independent board leadership, while our public policy advocacy focused on shareholder rights, such as proxy access and improved disclosures in proxy statements.
Pax World filed or co-filed five shareholder resolutions requesting an advisory vote on executive compensation, or Say on Pay, resolutions, and withdrew three of them after the companies involved (Terex Corp., where Pax was the lead filer; PepsiCo, which we cofiled with Needmor; and Procter & Gamble, which we cofiled with Walden Asset Management) agreed to implement or make substantive progress on the issue. The other two proposals were voted on and received majority shareholder support: Target Corp (co-filed with Responsible Wealth/United for a Fair Economy) and EMC Corp (co-filed with the Unitarian Universalist Association).
Pax World also filed two resolutions calling for an independent chairman of the board; one (XTO Energy) was made moot by a corporate acquisition, and the other (Union Pacific) received over 20 percent support—a strong showing for a first-year proposal. While this may sound somewhat arcane, independent leadership and diverse perspectives are extraordinarily important for boards of directors. Having a board, especially the chairman

June 30, 2010
of the board, that is truly independent of management is one of the most important properties of good governance.
Pax World also believes that corporate political contributions are important signals about the quality of corporate governance. A resolution filed by Pax World at CVS Caremark calling for greater board scrutiny and reporting of political and trade association spending received shareholder support of 41 percent, which Pax believes is a sign that shareholder concern regarding corporate political contributions is rising. This is particularly important now, in the wake of a recent Supreme Court decision—Citizens United vs. FEC—that enables corporations to significantly expand political spending.
Pax World also sent letters to members of the U.S. House of Representatives, U.S. Senate, and White House in support of key provisions of the financial reform bill, including proxy access. Proxy access is the term used to describe the rules by which shareholders can nominate board members. While it is possible to do so now, it is extraordinarily difficult, as companies are not required to put shareholder nominees on their own ballots, so nominating alternative board candidates usually means sending an alternative ballot to all shareholders, which costs enough that it is very rarely done. The financial reform bill included a provision that allowed shareholders with a specified percentage of the company’s equity to nominate board candidates, and have those nominees appear on the company’s own ballot. It was enormously gratifying to see that proxy access was included in the bill that President Obama signed in July 2010.
Gender Equality and Women’s Empowerment. Pax World’s other major focus during the first half of 2010 was on gender equality. Pax World always votes against or withholds proxy votes from all slates of directors that include no women; during the 2010 proxy season, this included board slates of 74 companies. We follow up on each of these abstentions or votes against all-male slates with a letter to the company’s board chair and CEO explaining the reason for its opposition, and include model nominating committee charter language that makes diversity part of every director search. Some companies respond: thus far, four companies have written back to us saying, variously, that they have added a woman to their boards or revised nominating committee charters to include gender diversity in all director searches, or in some cases just to say that they also believe in gender

June 30, 2010
Sustainability Report, continued
diversity on boards. The chair of one company’s nominating committee even visited us in Portsmouth for a discussion of board diversity. While the response rate is not large, it is better than it was: I have personally been working on board diversity for nearly a decade, and it took several years before I got a single response. Things are looking up, even if the sea change we think is coming (and are working for) hasn’t quite arrived yet.
To further encourage gender equality and women’s empowerment, Pax World is also co-leading an investor initiative, in collaboration with the United Nations Principles for Responsible Investment (UNPRI), Calvert and other institutional investors, focusing on gender diversity in corporate leadership. The goal of the engagement, which targets companies in ten countries in North and South America and Europe, is to encourage the representation of women on boards of directors and in senior management and to promote greater disclosure by companies on the topic of gender equality.
Pax World also recently encouraged companies worldwide to endorse and take steps to implement the Women’s Empowerment Principles, a joint initiative of the United Nations Development Fund for Women (UNIFEM) and the United Nations Global Compact (UNGC) that include a comprehensive menu of actions to empower women through corporate action. Pax World sent letters to the chief executive officers of all companies held in its Global Women’s Equality Fund urging them to embrace these principles. Those letters went out very recently, but already we have received encouraging responses from some of the companies we sent them to. Pax World President and CEO Joe Keefe also sent a CEO Statement of Support for the Women’s Empowerment Principles to UNIFEM and UNGC.
One of the lessons my wise Irish grandmother taught me was that you really should eat your own cooking. Gender equality isn’t just something we ask others to do—it’s something we really do. Accurate figures are elusive, but there are various estimates that the number of women who manage funds is somewhere in the neighborhood of 10%. At Pax, it’s 50%. Catalyst, in a June 2010 report1 on women in business, reported that 13.5% of executive

[1]	Catalyst, “U.S. Women in Business,” June 2010, posted at http://www.catalyst.org/publication/132/us-women-in-business.

June 30, 2010
officers in Fortune 500 companies were women. At Pax, half the people who sit on the senior management committee with our company’s CEO are women. Half of our sales force are women too—I don’t think there are too many mutual fund companies that can say that. It is deeply reassuring, when we conduct our advocacy and engagement, to know that we try very hard to practice what we preach.
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance
•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

June 30, 2010
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June 30, 2010
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women’s Equality, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2010 and ending on June 30, 2010.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2010
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Based on Actual Fund Return

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	(1/1/10)	(6/30/10)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$933.20	0.97%	$4.65
Balanced Fund — Institutional	1,000.00	934.40	0.72%	3.45
Balanced Fund — R	1,000.00	932.00	1.22%	5.84

Growth Fund — Individual Investor	1,000.00	953.00	1.43%	6.92
Growth Fund — Institutional	1,000.00	953.60	1.18%	5.72
Growth Fund — R	1,000.00	951.20	1.68%	8.13

Small Cap Fund — Individual Investor	1,000.00	1,023.80	1.24%	6.22
Small Cap Fund — Institutional	1,000.00	1,024.90	0.99%	4.97
Small Cap Fund — R	1,000.00	1,021.70	1.49%	7.47

International Fund — Individual Investor	1,000.00	891.40	1.40%	6.57
International Fund — Institutional	1,000.00	892.50	1.15%	5.40
International Fund — R	1,000.00	891.10	1.65%	7.74

High Yield Bond Fund — Individual Investor	1,000.00	1,017.20	0.99%	4.95
High Yield Bond Fund — Institutional	1,000.00	1,019.70	0.74%	3.71
High Yield Bond Fund — R	1,000.00	1,017.20	1.24%	6.20

Global Women’s Equality Fund — Individual Investor	1,000.00	896.70	1.24%	5.83
Global Women’s Equality Fund — Institutional	1,000.00	897.40	0.99%	4.66

Global Green Fund — Individual Investor	1,000.00	896.50	1.40%	6.58
Global Green Fund — Institutional	1,000.00	898.60	1.15%	5.41
Global Green Fund — R	1,000.00	896.30	1.65%	7.76

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2010 and ending on June 30, 2010).

June 30, 2010
Shareholder Expense Examples, continued
Based on Hypothetical 5% Return
(before expenses)

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	(1/1/10)	(6/30/10)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,019.98	0.97%	$4.86
Balanced Fund — Institutional	1,000.00	1,021.22	0.72%	3.61
Balanced Fund — R	1,000.00	1,018.74	1.22%	6.11

Growth Fund — Individual Investor	1,000.00	1,017.70	1.43%	7.15
Growth Fund — Institutional	1,000.00	1,018.94	1.18%	5.91
Growth Fund — R	1,000.00	1,016.46	1.68%	8.40

Small Cap Fund — Individual Investor	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund — Institutional	1,000.00	1,019.89	0.99%	4.96
Small Cap Fund — R	1,000.00	1,017.41	1.49%	7.45

International Fund — Individual Investor	1,000.00	1,017.85	1.40%	7.00
International Fund — Institutional	1,000.00	1,019.89	1.15%	5.76
International Fund — R	1,000.00	1,016.61	1.65%	8.25

High Yield Bond Fund — Individual Investor	1,000.00	1,019.89	0.99%	4.96
High Yield Bond Fund — Institutional	1,000.00	1,021.12	0.74%	3.71
High Yield Bond Fund — R	1,000.00	1,018.65	1.24%	6.21

Global Women’s Equality Fund — Individual Investor	1,000.00	1,018.65	1.24%	6.21
Global Women’s Equality Fund — Institutional	1,000.00	1,019.89	0.99%	4.96

Global Green Fund — Individual Investor	1,000.00	1,017.85	1.40%	7.00
Global Green Fund — Institutional	1,000.00	1,019.09	1.15%	5.76
Global Green Fund — R	1,000.00	1,016.61	1.65%	8.25

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2010 and ending on June 30, 2010).

June 30, 2010
Schedule of Investments (Unaudited)
Pax World Balanced Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCK: 69.1%

Consumer Discretionary: 1.5%
Best Buy Co., Inc. (g)	130,000	$4,401,800
BorgWarner, Inc. (a)	30,000	1,120,200
Expedia, Inc.	25,000	469,500
Hennes & Mauritz AB	75,000	2,061,177
Lowe’s Cos., Inc.	400,000	8,168,000
Staples, Inc. (g)	167,849	3,197,523
Target Corp. (g)	130,000	6,392,100

		25,810,300

Consumer Staples: 5.8%
CVS Caremark Corp.	500,000	14,660,000
Corn Products International, Inc.	438,860	13,297,458
General Mills, Inc.	50,000	1,776,000
Hansen Natural Corp. (a)(g)	105,000	4,106,550
Kraft Foods, Inc., Class A (g)	835,000	23,380,000
Natura Cosmeticos SA	135,000	2,991,690
PepsiCo, Inc. (g)	421,000	25,659,950
Procter & Gamble Co., The (g)	275,000	16,494,500

		102,366,148

Energy: 9.0%
Baker Hughes, Inc.	540,410	22,464,844
ConocoPhillips	421,500	20,691,435
Ensco PLC , ADR (g)(i)	684,300	26,879,304
Exxon Mobil Corp.	144	8,203
Noble Corp. (a)	866,154	26,772,820
Petroleo Brasileiro SA, ADR	229,510	7,876,783
Sasol Ltd., ADR	149,900	5,286,973
Southwestern Energy Co. (a)	538,680	20,814,595
Statoil ASA, ADR	686,825	13,152,699
Suncor Energy, Inc.	453,200	13,342,208

		157,289,864

Financials: 7.5%
American Express Co. (g)	130,000	5,161,000
Bank of America Corp.	1,695,455	24,363,691
Bank of New York Mellon Corp., The (g)	421,300	10,401,897
CME Group, Inc. (g)	65,100	18,328,905
China Life Insurance Co. Ltd., ADR (i)	110,000	7,172,000
Goldman Sachs Group, Inc., The (g)	68,500	8,991,995
Hospitality Properties Trust, REIT	200,000	4,220,000
JPMorgan Chase & Co.	411,725	15,073,252
National Bank of Greece SA, ADR (a)(i)	2,009,825	4,361,320
State Street Corp. (g)	270,600	9,151,692
T Rowe Price Group, Inc.	160,000	7,102,400
Willis Group Holdings PLC	325,200	9,772,260
optionsXpress Holdings, Inc. (a)(i)	515,058	8,107,013

		132,207,425

Health Care: 9.5%
Amgen, Inc. (a)(g)	322,371	16,956,715
Becton Dickinson & Co. (i)	513,530	34,724,899
Gilead Sciences, Inc. (a)(g)	591,000	20,259,480
Johnson & Johnson (g)	400,300	23,641,718
Mylan, Inc. (a)(i)	1,115,000	18,999,600
Pfizer, Inc. (g)	370,000	5,276,200
Roche Holding AG	90,000	12,387,747
St. Jude Medical, Inc. (a)	45,000	1,624,050
Teva Pharmaceutical Industries, Ltd., ADR (g)	617,581	32,108,036

		165,978,445

Industrials: 9.1%
AGCO Corp. (a)(i)	320,000	8,630,400
Cia de Concessoes Rodoviarias	275,000	5,695,014
Cummins, Inc. (i)	462,300	30,109,599
Deere & Co.	648,900	36,130,752
Diana Shipping, Inc. (a)(g)	747,700	8,419,102
ESCO Technologies, Inc. (i)	189,627	4,882,895
Emerson Electric Co. (i)	388,075	16,954,997
Empresas ICA SAB de CV, ADR (a)	1,080,500	10,135,090
Expeditors International of Washington, Inc.	344,500	11,888,695
Ingersoll-Rand PLC (i)	351,400	12,119,786
Nordson Corp. (i)	227,500	12,758,200
Quanta Services, Inc. (a)	80,000	1,652,000

		159,376,530

Information Technology: 16.4%
Adobe Systems, Inc. (a)(g)	215,000	5,682,450
Altera Corp. (i)	225,000	5,582,250
BMC Software, Inc. (a)(g)	170,000	5,887,100
Cisco Systems, Inc. (a)(g)	1,871,748	39,886,950
Citrix Systems, Inc. (a)	252,800	10,675,744
Corning, Inc.	230,500	3,722,575
EMC Corp. (a)	2,341,899	42,856,752
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
Fiserv, Inc. (a)(g)	290,000	$13,241,400
Google, Inc., Class A (a)	45,760	20,360,912
Hewitt Associates, Inc., Class A (a)(i)	754,130	25,987,320
Hewlett-Packard Co. (g)	195,000	8,439,600
Intel Corp. (g)	835,000	16,240,750
Intuit, Inc. (a)(i)	810,000	28,163,700
Microsoft Corp. (g)	703,270	16,182,243
QUALCOMM, Inc. (g)	592,200	19,447,848
Riverbed Technology, Inc. (a)(i)	295,700	8,167,234
Taiwan Semiconductor, ADR	430,399	4,200,694
Visa, Inc. (g)	197,290	13,958,268

		288,683,790

Materials: 2.4%
Rio Tinto PLC, ADR	357,200	15,573,920
Syngenta AG, ADR	200,000	9,170,000
United States Steel Corp. (g)(i)	366,570	14,131,274
Vale SA, ADR (g)(i)	145,000	3,530,750

		42,405,944

Telecommunication Services: 5.0%
America Movil SAB de CV, ADR (g)	610,667	29,006,683
American Tower Corp. (a)(g)	711,867	31,678,082
Portugal Telecom SGPS SA	666,771	6,664,334
Vodafone Group PLC, ADR	928,700	19,196,228

		86,545,327

Utilities: 2.9%
EQT Corp. (i)	635,300	22,959,742
Oneok, Inc.	663,028	28,675,960

		51,635,702

Total Common Stocks (Cost $1,214,020,868)		1,212,299,475

EXCHANGE TRADED FUNDS: 1.3%
iShares Barclays TIPS Bond Fund	50,100	5,356,191
iShares Silver Trust (a)	575,000	10,470,750
SPDR Gold Trust (a)	50,250	6,114,420

Total Exchange Traded Funds (Cost $19,205,395)		21,941,361

BONDS: 28.5%

CORPORATE BONDS: 12.4%

Community Investments: 0.5%
Calvert Social Investment Foundation, 2.000%, 11/30/10	$1,500,000	1,500,000
Calvert Social Investment Foundation, 2.000%, 12/31/10	1,500,000	1,500,000
Calvert Social Investment Foundation, 3.000%, 03/31/11	500,000	500,000
Calvert Social Investment Foundation, 3.000%, 11/30/11	1,500,000	1,500,509
Calvert Social Investment Foundation, 3.000%, 12/31/11	1,500,000	1,500,000
Self Help Venture Note, 4.228%, 01/29/15	2,000,000	2,000,000

		8,500,509

Consumer Discretionary: 0.8%
Harley-Davidson Funding Corp., 144A, 5.000%, 12/15/10 (h)	1,000,000	1,006,451
Harley-Davidson Funding Corp., 144A, 5.250%, 12/15/12 (h)	2,000,000	2,069,516
John Deere Capital Corp., 0.960%, 08/19/10	5,000,000	5,003,490
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,572,840

		13,652,297

Consumer Staples: 1.0%
Estee Lauder Co., Inc., 6.000%, 01/15/12	1,599,000	1,717,986
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,891,860
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,487,526
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,926,790

		17,024,162

Energy: 1.2%
Baker Hughes, Inc., 7.500%, 11/15/18	2,230,000	2,730,822
ConocoPhillips, 5.200%, 05/15/18	2,850,000	3,162,497
Enbridge Energy Partners, LP, 4.750%, 06/01/13	2,000,000	2,115,808
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy, continued
ONEOK Partners, LP 8.625%, 03/01/19 (i)	$3,775,000	$4,658,014
Petrobras International Finance Co., 7.875%, 03/15/19	2,000,000	2,298,316
Statoil ASA, 5.250%, 04/15/19	3,000,000	3,296,466
Statoil ASA, 144A, 5.125%, 04/30/14 (h)	3,000,000	3,317,139

		21,579,062

Financials: 4.1%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	2,162,464
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	2,150,988
American Express Co., 7.000%, 03/19/18	1,000,000	1,155,146
American Express Travel, 144A, 5.250%, 11/21/11 (h)	2,000,000	2,078,740
American Honda Finance Corp., 3.750%, 03/16/11 (c)(US)	2,000,000	2,489,184
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (h)	3,000,000	3,417,084
Bank of America Corp., 3.125%, 06/15/12	1,000,000	1,044,824
Bank of America Corp., 5.250%, 12/01/15	2,000,000	2,043,776
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,299,968
BB&T Corp., 6.850%, 04/30/19	2,000,000	2,348,078
Bear Stearns Co. LLC, 6.950%, 08/10/12	2,000,000	2,194,816
Branch Banking & Trust Co./ Wilson NC, 0.856%, 09/13/16	2,000,000	1,862,760
CME Group, Inc., 5.750%, 02/15/14	2,000,000	2,226,402
Credit Suisse New York, 5.000%, 05/15/13	2,455,000	2,624,633
Goldman Sachs Group, Inc., The, 5.450%, 11/01/12	2,000,000	2,108,030
Goldman Sachs Group, Inc., The, 5.350%, 01/15/16	3,350,000	3,469,994
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,136,276
JPMorgan Chase & Co., 3.700%, 01/20/15 (i)	2,000,000	2,047,818
Lincoln National Corp., 6.200%, 12/15/11	2,650,000	2,795,249
Merrill Lynch & Co., 6.875%, 04/25/18	2,000,000	2,136,794
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (h)	2,000,000	2,140,578
National City Corp, 4.000%, 02/01/11	2,000,000	2,025,000
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,263,028
Principal Life Global Funding I, 144A, 6.250%, 02/15/12 (h)	2,000,000	2,132,884
Principal Life Income Funding Trust, 5.300%, 12/14/12	2,000,000	2,155,444
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,150,657
Prudential Financial, Inc., 7.375%, 06/15/19 (i)	2,000,000	2,319,800
Prudential Financial, Inc., 4.310%, 11/02/20	3,000,000	2,969,370
Toyota Motor Credit Corp., 4.625%, 02/01/11 (d)(US)	2,000,000	3,037,028
Toyota Motor Credit Corp., 3.740%, 01/18/15	2,000,000	1,962,500
Wilmington Trust Corp., 8.500%, 04/02/18 (i)	1,000,000	1,013,979

		71,963,292

Health Care: 0.8%
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	2,852,945
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	2,000,000	2,281,764
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,687,995
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	126,733
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,791,853
WellPoint Health Networks, Inc., 6.375%, 01/15/12	2,991,000	3,199,787

		13,941,077

Industrials: 0.7%
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,132,025
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,241,668
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Industrials, continued
Pall Corp., 144A, 6.000%, 08/01/12 (h)	$2,000,000	$2,003,602
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,166,076
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,209,648
Union Pacific Corp., 5.700%, 08/15/18	2,000,000	2,244,062
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,146,147

		13,143,228

Information Technology: 1.9%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,232,752
Cisco Systems, Inc., 5.500%, 02/22/16	4,400,000	5,075,000
Corning, Inc., 6.200%, 03/15/16	3,000,000	3,388,806
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,573,772
Fiserv, Inc., 6.125%, 11/20/12	6,000,000	6,582,822
IBM International Group Capital LLC, 5.050%, 10/22/12	2,845,000	3,092,686
International Business Machines Corp. (IBM), 5.700%, 09/14/17	5,000,000	5,820,150
Intuit, Inc., 5.400%, 03/15/12	3,500,000	3,717,175

		33,483,163

Materials: 0.2%
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,641,835

Telecommunication Services: 1.0%
America Movil SAB de CV, 9.000%, 01/15/16 (e)(f)(MX)	52,000,000	4,309,048
American Tower Corp., 7.250%, 05/15/19 (h)	1,665,000	1,906,425
AT&T, Inc., 4.850%, 02/15/14	2,500,000	2,740,393
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (e)(MX)	21,000,000	1,679,019
Verizon Communications, Inc., 8.750%, 11/01/18	2,000,000	2,604,012
Virgin Media Finance PLC, 144A, 6.500%, 01/15/18 (h)	1,000,000	987,500
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,294,923

		17,521,320

Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,312,929

Total Corporate Bonds (Cost $200,794,117)		217,762,874

U.S. GOVERNMENT AGENCY BONDS: 6.0%

Federal Farm Credit Bank (Agency): 1.2%
1.050%, 12/23/11	3,000,000	3,010,584
5.180%, 10/01/14	3,000,000	3,037,758
5.230%, 10/15/14	4,000,000	4,058,536
3.850%, 02/11/15	4,000,000	4,337,284
2.980%, 06/28/16	3,000,000	3,012,423
5.500%, 08/22/19	1,900,000	2,241,607
5.500%, 08/17/20	1,500,000	1,509,558

		21,207,750

Federal Home Loan Bank System (Agency): 2.3%
4.875%, 11/15/11 (i)	6,000,000	6,354,174
5.375%, 09/07/12	5,000,000	5,045,610
5.000%, 09/14/12	2,500,000	2,721,378
4.110%, 09/27/13	4,000,000	4,354,312
5.210%, 10/06/14	3,000,000	3,039,702
1.500%, 01/15/15	2,500,000	2,525,540
4.000%, 01/28/15	4,000,000	4,083,568
3.750%, 09/03/15	2,000,000	2,010,878
3.650%, 03/22/17	3,000,000	3,062,073
5.125%, 12/13/17	3,500,000	3,574,232
5.000%, 03/28/18	4,050,000	4,170,694

		40,942,161

Freddie Mac (Agency): 0.4%
1.375%, 01/09/13 (i)	1,000,000	1,010,879
2.125%, 08/26/13 (i)	3,000,000	3,008,097
3.125%, 04/22/15	2,345,000	2,348,541

		6,367,517

Fannie Mae (Agency): 2.1%
4.000%, 01/28/13	7,000,000	7,513,128
2.050%, 01/28/13	3,000,000	3,019,905
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Fannie Mae (Agency), continued
4.000%, 04/02/13	$3,000,000	$3,230,343
3.000%, 06/29/15	3,000,000	3,032,757
3.000%, 08/17/15	3,000,000	3,072,762
3.000%, 08/17/15 (i)	2,000,000	2,006,180
2.500%, 09/30/15	3,000,000	3,012,651
4.000%, 01/13/17	3,000,000	3,053,532
4.000%, 01/29/20	3,000,000	3,008,703
4.000%, 03/10/20	3,000,000	3,020,061
3.000%, 07/14/22	3,750,000	3,740,902

		37,710,924

Total U.S. Government Agency Bonds (Cost $103,295,310)		106,228,352

GOVERNMENT BONDS: 0.8%
Canadian Government, 2.500%, 06/01/15 (b)(CA)	3,000,000	2,841,313
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,218,678
US Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,316,302
US Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,576,845

Total Government Bonds (Cost $12,886,584)		13,953,138

MUNICIPAL BONDS: 2.9%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,500,063
City of Chicago, Illinois G.O., 5.250%, 01/01/17	4,000,000	4,501,760
Chicago Board of Education, 5.000%, 12/01/24	3,000,000	3,196,410
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,373,213
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,438,784
Georgia G.O., The State, 5.000%, 05/01/23	2,000,000	2,279,580
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,227,320
Illinois State Toll Highway Authority, Series A-1, 5.000%, 01/01/23	2,000,000	2,134,020
Iowa Finance Authority Revolving Fund, 5.000%, 08/01/26	2,000,000	2,198,720
Massachusetts Bay Transportation Authority, 5.250%, 07/01/14	1,185,000	1,360,285
Massachusetts G.O. , The Commonwealth, 5.000%, 09/01/14	2,000,000	2,285,100
Massachusetts Water Resource Authority, 5.000%, 08/01/23	2,450,000	2,731,873
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	3,132,450
New York State Dormitory Authority, Series A, 5.000%, 02/15/23	2,000,000	2,249,880
Pennsylvania State Turnpike Commission, 6.700%, 06/01/18	4,815,000	5,171,406
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,235,100
San Diego County California Pension Obligation, 5.728%, 08/15/17	3,000,000	3,178,800

Total Municipal Bonds (Cost $48,236,334)		50,194,764

U.S. TREASURY NOTE: 1.8%
2.375%, 08/31/10	3,000,000	3,011,367
3.375%, 06/30/13	1,000,000	1,071,797
3.125%, 08/31/13	5,000,000	5,322,655
3.125%, 09/30/13	3,000,000	3,194,532
2.750%, 10/31/13	7,000,000	7,368,046
3.625%, 02/15/20 (i)	2,000,000	2,113,438
1.875%, 07/15/13 (TIPS)(i)	2,373,860	2,513,139
2.000%, 01/15/14 (TIPS)	3,539,400	3,773,885
1.875%, 07/15/15 (TIPS)	2,801,875	3,005,667

Total U.S. Treasury Notes (Cost $29,891,407)		31,374,526

MORTGAGE-BACKED SECURITIES: 4.6%

U.S. GOVERNMENT MORTGAGE-BACKED: 4.4%

Ginnie Mae (Mortgage-Backed) 0.6%
6.000%, 02/15/19	366,237	399,342
6.000%, 05/15/21	780,898	850,874
6.000%, 07/15/21	143,424	156,276
6.000%, 02/15/22	1,969,545	2,144,189
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Ginnie Mae (Mortgage-Backed), continued
6.000%, 08/15/35	$1,505,393	$1,651,134
6.000%, 05/20/36	592,171	648,699
6.000%, 01/15/38	1,933,623	2,111,153
6.000%, 01/15/38	945,427	1,032,229
6.000%, 08/20/38	901,306	984,582

		9,978,478

Freddie Mac (Mortgage-Backed): 1.0%
4.000%, 05/01/14	741,023	761,404
5.000%, 08/01/18	1,637,926	1,759,875
4.500%, 09/01/18	564,991	603,012
4.000%, 09/01/18	378,911	400,513
5.500%, 10/01/18	421,298	457,668
5.500%, 10/01/18	289,827	314,847
5.000%, 10/01/18	597,928	642,632
5.000%, 11/01/18	293,217	315,139
5.000%, 11/01/18	248,529	267,110
5.625%, 05/01/36	315,784	332,413
5.906%, 04/01/37	1,867,995	1,997,012
7.462%, 09/01/37	287,008	310,086
6.428%, 10/01/37	332,000	358,165
5.000%, 07/01/39	3,338,449	3,541,606
5.000%, 08/01/39	2,405,578	2,551,982
5.500%, 10/01/39	2,783,561	2,990,761

		17,604,225

Fannie Mae (Mortgage-Backed): 2.8%
4.000%, 09/01/10	316,145	318,454
5.500%, 11/01/11	36,176	37,186
5.000%, 01/01/14	475,271	491,385
5.000%, 02/01/14	318,687	329,493
5.000%, 04/01/18	1,738,223	1,869,811
4.500%, 07/01/18	1,937,809	2,070,334
3.500%, 09/01/18	1,001,122	1,021,096
3.500%, 10/01/18	106,073	108,189
3.500%, 10/01/18	728,321	742,852
5.000%, 11/01/18	82,562	88,813
5.000%, 11/01/18	323,089	347,548
5.000%, 11/01/18	480,920	517,327
5.000%, 02/01/19	1,222,976	1,315,559
4.000%, 02/01/19	1,741,869	1,842,528
4.500%, 11/01/19	1,197,699	1,277,924
5.000%, 01/01/20	1,097,106	1,187,126
5.000%, 03/01/20	877,613	942,680
5.000%, 10/01/20	1,759,123	1,902,216
5.000%, 10/01/23	1,082,213	1,155,886
4.500%, 01/01/25	1,049,306	1,109,794
8.000%, 05/01/30	54,459	63,125
6.000%, 09/25/30	3,250,000	3,341,676
6.500%, 06/01/32	349,848	390,649
5.000%, 12/01/33	3,920,013	4,181,593
3.648%, 12/01/33	291,746	302,392
3.204%, 12/01/33	588,166	615,464
6.000%, 02/01/34	1,095,581	1,202,126
2.411%, 05/01/34	1,946,230	2,032,237
4.267%, 01/01/35	1,650,726	1,684,470
2.200%, 03/01/35	1,301,126	1,339,459
4.644%, 06/01/35	711,225	744,638
5.500%, 10/01/35	2,383,284	2,564,786
6.000%, 04/01/36	92,778	100,989
6.000%, 04/01/36	420,743	457,979
5.408%, 05/01/36	628,653	648,926
5.431%, 06/01/37	1,366,753	1,448,799
6.000%, 03/01/39	2,791,879	3,031,980
5.000%, 03/01/39	3,237,565	3,447,993
6.000%, 01/25/41	3,337,332	3,409,269

		49,684,751

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,084,791
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,080,540

		4,165,331

Total Mortgage-Backed Securities (Cost $77,843,912)		81,432,785

Total Bonds (Cost $472,947,664)		500,946,439

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 1.850%, 05/07/11	100,000	100,000

ShoreBank Chicago, 1.280%, 10/09/10	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $350,000)		350,000

MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account (Cost $258,960)	258,960	258,960

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

TIME DEPOSIT: 1.0%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $18,130,000)	$18,130,000	$18,130,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.1%
State Street Navigator Securities Lending Prime Portfolio, 0.250% (Cost $89,010,851)	89,010,851	89,010,851

TOTAL INVESTMENTS: 105.0% (Cost $1,813,923,738)		1,842,937,086

PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -5.1%		(89,010,851)

OTHER ASSETS AND LIABILITIES— (NET): 0.1%		1,297,102

NET ASSETS: 100.0%		$1,755,223,337

(a)	Non income producing security.

(b)	Principal amount is in Canadian dollars; value is in U.S. dollars.

(c)	Principal amount is in Euro dollars; value is in U.S. dollars.

(d)	Principal amount is in Great British pounds; value is in U.S. dollars.

(e)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(f)	Illiquid security.

(g)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(h)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(i)	Security or partial position of this security was on loan as of June 30, 2010. The total market value of securities on loan as of June 30, 2010 was $87,965,485.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

CA	Canada

LP	Limited Partnership

MX	Mexico

US	United States

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS CALLS:
America Movil SAB de CV, ADR expires January 2011, exercise price $55.00	100	$(26,000)
America Movil SAB de CV, ADR expires January 2011, exercise price $60.00	500	(42,500)
Cisco Systems, Inc. expires January 2011, exercise price $30.00	1,000	(16,000)
CME Group, Inc. expires September 2010, exercise price $360.00	650	(94,250)
Fiserv, Inc. expires December 2010, exercise price $50.00	1,100	(313,500)
Intel Corp. expires January 2011, exercise price $25.00	1,000	(36,000)
QUALCOMM, Inc. expires January 2011, exercise price $45.00	1,000	(35,000)
United States Steel Corp. expires January 2011, exercise price $85.00	500	(11,000)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $1,564,030)		$(574,250)

PUTS:
Adobe Systems, Inc. expires January 2011, exercise price $30.00	200	$(95,000)
American Express Co. expires January 2011, exercise price $20.00	300	(18,000)
American Express Co. expires January 2011, exercise price $30.00	300	(60,900)
Amgen, Inc. expires January 2011, exercise price $45.00	250	(63,750)
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued
Bank of New York Mellon Corp., The expires January 2011, exercise price $20.00	300	$(33,300)
Best Buy Co. expires January 2011, exercise price $30.00	500	(125,000)
BMC Software, Inc. expires January 2011, exercise price $35.00	800	(248,000)
Diana Shipping, Inc. expires January 2011, exercise price $12.50	500	(127,500)
Ensco PLC, ADR expires January 2011, exercise price $30.00	300	(73,500)
Gilead Sciences, Inc. expires January 2011, exercise price $40.00	265	(160,325)
Goldman Sachs Group, Inc., The expires January 2011, exercise price $110.00	250	(201,250)
Hansen Natural Corp. expires January 2011, exercise price $30.00	300	(34,500)
Hewlett-Packard Co. expires January 2011, exercise price $35.00	300	(54,000)
Hewlett Packard Co. expires January 2011, exercise price $45.00	500	(265,000)
Intel Corp. expires January 2011, exercise price $15.00	300	(23,400)
Intel Corp. expires January 2011, exercise price $20.00	1,500	(381,000)
Johnson & Johnson expires January 2011, exercise price $50.00	400	(60,000)
Kraft Foods, Inc., Class A expires January 2011, exercise price $25.00	500	(56,500)
Microsoft Corp. expires January 2011, exercise price $17.50	500	(38,000)
Netflix, Inc. expires January 2011, exercise price $40.00	300	(33,300)
PepsiCo, Inc. expires January 2011, exercise price $45.00	200	(20,000)
Pfizer, Inc. expires January 2011, exercise price $15.00	1,000	(183,000)
Procter & Gamble Co., The expires January 2011, exercise price $50.00	100	(17,300)
Procter & Gamble Co., The expires January 2011, exercise price $45.00	300	(28,500)
QUALCOMM, Inc. expires January 2011, exercise price $35.00	500	(240,000)
Staples, Inc. expires January 2011, exercise price $17.50	300	(30,600)
State Street Corp. expires January 2011, exercise price $35.00	300	(133,800)
Target Corp. expires January 2011, exercise price $22.50	200	(5,000)
United States Steel Corp. expires January 2011, exercise price $45.00	200	(191,000)
Vale SA, ADR expires January 2011, exercise price $25.00	200	(74,000)
Veolia Environnement, ADR expires October 2010, exercise price $30.00	300	(117,000)
Verizon Communications, Inc. expires January 2011, exercise price $20.00	1,300	(63,700)
Verizon Communications, Inc. expires January 2011, exercise price $55.00	200	(56,600)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $2,497,649)		$(3,312,725)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Growth Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 96.6%

Consumer Discretionary: 11.1%
Amazon.com, Inc. (a)	7,500	$819,450
Best Buy Co., Inc. (c)	25,750	871,895
BorgWarner, Inc. (a)	32,500	1,213,550
Darden Restaurants, Inc.	30,000	1,165,500
Lowe’s Cos., Inc.	65,783	1,343,289
Macy’s, Inc. (c)	52,000	930,800
Marriott International, Inc., Class A	22,500	673,650
NIKE, Inc., Class B	18,210	1,230,086
TJX Cos., Inc.	26,792	1,123,924
VF Corp. (c)	10,100	718,918

		10,091,062

Consumer Staples: 7.8%
CVS Caremark Corp.	30,000	879,600
General Mills, Inc.	58,000	2,060,160
PepsiCo, Inc.	27,680	1,687,096
Procter & Gamble Co., The (c)	21,200	1,271,576
Whole Foods Market, Inc. (a)(d)	34,000	1,224,680

		7,123,112

Energy: 7.6%
Baker Hughes, Inc.	30,000	1,247,100
ConocoPhillips	18,750	920,438
Devon Energy Corp.	16,144	983,492
Lufkin Industries, Inc.	18,834	734,338
Noble Corp. (a)	30,000	927,300
Petroleo Brasileiro SA, ADR	30,000	1,029,600
Statoil ASA, ADR	53,500	1,024,525

		6,866,793

Financials: 8.1%
ACE, Ltd.	21,900	1,127,412
Alexandria Real Estate Equities, REIT	9,200	583,004
Bank of America Corp.	68,000	977,160
CB Richard Ellis Group, Inc., Class A (a)	78,500	1,068,385
Digital Realty Trust, Inc., REIT (d)	18,600	1,072,848
JPMorgan Chase & Co.	27,125	993,046
Northern Trust Corp.	14,250	665,475
Tower Group, Inc.	42,710	919,546

		7,406,876

Health Care: 12.7%
Catalyst Health Solutions, Inc. (a)	27,500	948,750
Celgene Corp. (a)	20,250	1,029,105
Express Scripts, Inc. (a)	21,500	1,010,930
Gen-Probe, Inc. (a)	23,750	1,078,725
Gilead Sciences, Inc. (a)	24,003	822,823
Johnson & Johnson	25,750	1,520,795
St. Jude Medical, Inc. (a)	24,250	875,183
Teva Pharmaceutical Industries, Ltd., ADR	31,750	1,650,683
Thermo Fisher Scientific, Inc. (a)	37,712	1,849,774
Volcano Corp. (a)	35,000	763,700

		11,550,468

Industrials: 13.0%
Cummins, Inc.	17,500	1,139,775
Expeditors International of Washington, Inc.	44,100	1,521,891
Landstar System, Inc.	22,000	857,780
Pall Corp.	34,125	1,172,876
Quanta Services, Inc. (a)(d)	66,700	1,377,355
Roper Industries, Inc.	21,500	1,203,140
Terex Corp. (a)	57,000	1,068,180
UTi Worldwide, Inc.	48,000	594,240
Union Pacific Corp.	22,500	1,563,975
United Parcel Service, Inc., Class B	24,251	1,379,639

		11,878,851

Information Technology: 30.4% (b)
ASML Holding NV	39,500	1,085,065
Adobe Systems, Inc. (a)(c)	31,250	825,938
Agilent Technologies, Inc. (a)(d)	32,500	923,975
BMC Software, Inc. (a)	38,500	1,333,255
Brocade Communications Systems, Inc. (a)	179,000	923,640
Cisco Systems, Inc. (a)(c)	69,000	1,470,390
Citrix Systems, Inc. (a)	23,500	992,405
Cognizant Technology Solutions, Class A (a)	38,000	1,902,280
EMC Corp. (a)	77,000	1,409,100
Google, Inc., Class A (a)	4,650	2,069,018
Intel Corp.	52,500	1,021,125
International Business Machines Corp. (c)	15,067	1,860,473
Itron, Inc. (a)	8,500	525,470
Juniper Networks, Inc. (a)	47,750	1,089,655
Microsoft Corp.	34,751	799,621
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
NetApp, Inc. (a)(c)	43,000	$1,604,330
Nuance Communications, Inc. (a)	70,500	1,053,975
QUALCOMM, Inc.	37,000	1,215,080
Red Hat, Inc. (a)	34,000	983,960
Riverbed Technology, Inc. (a)	32,000	883,840
Salesforce.com, Inc. (a)	11,500	986,930
SolarWinds, Inc. (a)(d)	60,000	962,400
Texas Instruments, Inc.	44,500	1,035,960
Trimble Navigation, Ltd. (a)	27,625	773,500

		27,731,385

Materials: 3.6%
Nucor Corp.	23,500	899,580
Rio Tinto PLC, ADR	14,000	610,400
Syngenta AG, ADR	22,400	1,027,040
Wacker Chemie AG	5,370	777,859

		3,314,879

Telecommunication Services: 1.4%
Vodafone Group PLC, ADR	59,838	1,236,851

Utilities: 0.9%
American Water Works Co., Inc.	38,904	801,421

TOTAL COMMON STOCKS (Cost $84,209,761)		88,001,698

TIME DEPOSIT: 3.7%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $3,336,000)	$3,336,000	3,336,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.5%
State Street Navigator Securities Lending Prime Portfolio, 0.250% (Cost $3,192,384)	3,192,384	3,192,384

TOTAL INVESTMENTS: 103.8% (Cost $90,738,145)		94,530,082

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -3.5%		(3,192,384)

OTHER ASSETS AND LIABILITIES — (NET): -0.3%		(232,847)

NET ASSETS: 100.0%		$91,104,851

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(d)	Security or partial position of this security was on loan as of June 30, 2010. The total market value of securities on loan as of June 30, 2010 was $3,533,936.

ADR	American Depository Receipt

REIT	Real Estate investment Trust
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CALLS:
Adobe Systems, Inc. expires January 2011, exercise price $37.00	50	$(5,100)
Macy’s, Inc. expires January 2011, exercise price $25.00	100	(5,900)
NetApp, Inc. expires January 2011, exercise price $35.00	75	(47,250)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $39,683)		$(58,250)

PUTS:
Best Buy Co. expires January 2011, exercise price $30.00	45	$(11,250)
Johnson & Johnson expires January 2011, exercise price $50.00	30	(4,500)
Procter & Gamble Co., The expires January 2011, exercise price $45.00	30	(2,850)
Target Corp. expires January 2011, exercise price $30.00	45	(2,835)
VF Corp. expires November 2010, exercise price $60.00	25	(4,500)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $34,611)		$(25,935)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 99.0%

Consumer Discretionary: 8.1%
GameStop Corp., Class A (a)	13,000	$244,270
Jamba, Inc. (a)	79,500	169,335
Nobel Learning Communities, Inc. (a)	8,736	51,542
PetMed Express, Inc.	500	8,900
Quiksilver, Inc. (a)	801	2,964

		477,011

Consumer Staples: 6.5%
Alberto-Culver Co.	4,900	132,741
Cal-Maine Foods, Inc.	3,000	95,790
Hansen Natural Corp. (a)	4,000	156,440

		384,971

Energy: 10.3%
Ensco PLC, ADR	5,500	216,040
Exterran Holdings, Inc. (a)	1,000	25,810
Helix Energy Solutions Group, Inc. (a)	14,000	150,780
Quicksilver Resources, Inc. (a)	16,000	176,000
Whiting Petroleum Corp. (a)	500	39,210

		607,840

Financials: 19.2%
Affiliated Managers Group, Inc. (a)	100	6,077
American Physicians Capital, Inc.	233	7,188
American Physicians Service Group, Inc.	8,186	200,148
Amtrust Financial Services, Inc.	8,500	102,340
Capital Southwest Corp.	1,000	87,910
Hercules Technology Growth Capital, Inc.	8,000	73,680
Knight Capital Group, Inc. (a)	500	6,895
optionsXpress Holdings, Inc. (a)	8,000	125,920
Penson Worldwide, Inc. (a)	16,052	90,533
Tower Group, Inc.	3,000	64,590
Waddell & Reed Financial, Inc.	8,000	175,040
Westwood Holdings Group, Inc.	5,453	191,673

		1,131,994

Health Care: 21.1%
Align Technology, Inc. (a)	10,000	148,700
Bio-Reference Labs, Inc. (a)	200	4,434
CardioNet, Inc. (a)	28,000	153,440
Furiex Pharmaceutical, Inc. (a)	375	3,810
Gen-Probe, Inc. (a)	1,000	45,420
Hologic, Inc. (a)	15,000	208,950
Landauer, Inc.	500	30,440
Medidata Solutions, Inc. (a)	3,000	46,470
Natus Medical, Inc. (a)	8,810	143,515
Pharmaceutical Product Development, Inc.	2,000	50,820
SonoSite, Inc. (a)	1,500	40,665
Sucampo Pharmaceuticals, Inc. (a)	1,200	4,236
Transcend Services, Inc. (a)	11,811	159,449
United Therapeutics Corp. (a)	100	4,881
VCA Antech, Inc. (a)	8,000	198,080

		1,243,310

Industrials: 7.0%
Coleman Cable, Inc. (a)	39,857	224,793
Insteel Industries, Inc.	2,016	23,426
Pentair, Inc.	1,500	48,300
Stericycle, Inc. (a)	1,000	65,580
WESCO International, Inc. (a)	1,500	50,505

		412,604

Information Technology: 22.2%
CEVA, Inc. (a)	4,600	57,960
Cogent, Inc. (a)	12,000	108,120
EarthLink, Inc.	25,000	199,000
Factset Research Systems, Inc.	500	33,495
ICx Technologies, Inc. (a)	23,606	172,324
Internet Capital Group, Inc. (a)	2,000	15,200
Netgear, Inc. (a)	12,000	214,080
Nuance Communications, Inc. (a)	11,000	164,450
NVE Corp. (a)	2,000	87,060
Riverbed Technology, Inc. (a)	500	13,810
STEC, Inc. (a)	5,000	62,800
TheStreet.com, Inc.	62,438	179,821

		1,308,120

Materials: 0.7%
Aptargroup, Inc.	800	30,256
Gammon Gold, Inc. (a)	2,150	11,739

		41,995

Utilities: 3.9%
EQT Corp.	1,500	54,210
UGI Corp.	7,000	178,080

		232,290

Total Common Stocks (Cost $6,127,876)		5,840,135

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Small Cap Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

TIME DEPOSIT: 4.5%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $265,000)	$265,000	$265,000

TOTAL INVESTMENTS: 103.5% (Cost $6,392,876)		6,105,135

OTHER ASSETS AND LIABILITIES—
(Net): -3.5%		(205,598)

NET ASSETS: 100.0%		$5,899,537

(a)	Non-income producing security.

ADR	American Depository Receipt
Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 92.6%

COMMON STOCKS: 92.0%

Australia: 5.2%
CSL, Ltd.	12,100	$330,372
National Australia Bank, Ltd.	19,800	382,818
Sims Metal Management, Ltd.	11,200	159,139

		872,329

Austria: 1.4%
OMV AG	7,800	234,238

Belgium: 1.8%
Anheuser-Busch InBev NV (a)	6,100	293,295

Brazil: 2.5%
Cia de Concessoes Rodoviarias	6,000	124,255
Natura Cosmeticos SA	12,800	283,657

		407,912

China: 0.7%
Suntech Power Holdings Co., Ltd., ADR (a)	12,200	111,874

Finland: 1.9%
Fortum Oyj	14,400	316,090

France: 3.8%
CGG-Veritas, ADR (a)	7,200	128,088
L’Oreal SA	1,780	174,280
Neopost SA	2,200	159,309
Veolia Environnement, ADR	8,100	189,297

		650,974

Germany: 6.2%
Fresenius Medical Care AG & Co., ADR	4,700	252,343
Linde AG	1,500	157,724
Metro AG	4,000	204,086
Munich Re	2,340	293,817
Wacker Chemie AG	830	120,228

		1,028,198

Greece: 1.5%
Diana Shipping, Inc. (a)	11,200	126,112
National Bank of Greece SA (a)	10,800	116,289

		242,401

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Hong Kong: 1.6%
Sun Hung Kai Properties, Ltd.	19,000	$260,085

Ireland: 0.8%
Kingspan Group PLC	17,800	132,039

Israel: 2.5%
Teva Pharmaceutical industries, Ltd., ADR	8,050	418,520

Japan: 21.0%
Canon, Inc., ADR	4,200	156,702
Central Japan Railway Co.	40	330,274
Daiseki Co., Ltd.	9,400	195,559
Eisai Co., Ltd.	9,500	315,218
Honda Motor Co, Ltd., ADR	10,700	307,625
Horiba, Ltd.	4,300	115,017
Kao Corp.	14,800	348,227
Komatsu, Ltd.	12,900	232,279
Kurita Water Industries, Ltd.	7,100	194,014
Mizuho Financial Group, Inc.	168,000	275,656
Nippon Building Fund, Inc., REIT	44	349,118
Nippon Electric Glass Co., Ltd.	11,000	126,000
Tokuyama Corp.	39,000	171,659
Unicharm Corp.	1,900	214,256
Yamatake Corp.	6,800	158,152

		3,489,756

Luxembourg: 0.7%
Tenaris SA, ADR	3,300	114,213

Mexico: 1.6%
America Movil SAB de CV, ADR	3,107	147,583
Empresas ICA SAB de CV, ADR (a)	12,000	112,560

		260,143

Netherlands: 3.5%
Koninklijke (Royal) KPN NV	26,600	339,057
Reed Elsevier NV, ADR	11,300	248,713

		587,770

Norway: 3.2%
Statoil ASA, ADR	27,700	530,455

Portugal: 1.5%
Portugal Telecom SGPS SA, ADR	25,230	250,282

Singapore: 1.7%
Hyflux, Ltd.	83,000	191,376
Raffles Education Corp., Ltd.	487,000	98,519

		289,895

Spain: 2.4%
BBVA, ADR	22,700	233,583
Gamesa Corporacion Tecnologica SA	19,300	165,729

		399,312

Sweden: 2.3%
Hennes & Mauritz AB	14,200	390,250

Switzerland: 6.1%
Credit Suisse Group, ADR	4,050	151,592
Roche Holding AG	3,680	506,521
Syngenta AG, ADR	7,700	353,045

		1,011,158

Taiwan: 1.2%
Taiwan Semiconductor, ADR	21,000	204,960

Turkey: 3.4%
Turkcell Iletisim Hizmet AS, ADR	16,700	216,766
Turkiye Halk Bankasi AS	47,500	350,670

		567,436

United Kingdom: 13.5%
BG Group PLC	27,100	403,053
Game Group PLC	195,000	185,229
HSBC Holdings PLC, ADR	3,588	163,577
ICAP PLC	37,730	226,143
Pennon Group PLC	33,000	271,777
Rio Tinto PLC, ADR	4,240	184,864
Sage Group PLC, The	44,500	153,107
Spectris PLC	8,400	96,730
Standard Chartered PLC	10,470	254,949
Vodafone Group PLC, ADR	15,000	310,050

		2,249,479

Total Common Stocks (Cost $16,639,777)		15,313,064

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

PREFERRED STOCKS: 0.6%

Greece: 0.6%
National Bank of Greece SA, 9.000%	7,000	$94,220

Total Preferred Stocks (Cost $136,844)		94,220

Total Stocks (Cost $16,776,621)		15,407,284

EXCHANGE TRADED FUNDS: 7.6%

Turkey: 1.3%
FTSE Istanbul Bond ETF (a)	2,070	211,791

United States: 6.3%
CurrencyShares Euro Trust	2,400	292,488
CurrencyShares Japanese Yen Trust (a)	2,200	246,598
PowerShares DB Commodity Index Tracking Fund (a)	11,800	254,526
SPDR Gold Trust (a)	2,100	255,528

		1,049,140

Total Exchange Traded Funds (Cost $1,234,124)		1,260,931

TIME DEPOSIT: 0.4%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $73,000)	$73,000	73,000

TOTAL INVESTMENTS: 100.6% (Cost $18,083,745)		16,741,215

OTHER ASSETS AND LIABILITIES—
(Net): -0.6%		(105,085)

NET ASSETS: 100.0%		$16,636,130

(a)	Non-income producing security.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent
Sector	Value	of Net Assets

Consumer Discretionary	$1,230,335	7.4%
Consumer Staples	1,517,801	9.1%
Energy	1,410,048	8.4%
Financials	3,058,298	18.4%
Health Care	1,822,974	11.0%
Industrials	1,724,695	10.4%
Information Technology	1,169,977	7.0%
Materials	1,146,659	6.9%
Telecommunications Services	1,263,737	7.6%
Utilities	968,540	5.8%
Preferred Stock	94,220	0.6%
Exchange Traded Funds	1,260,931	7.6%
Time Deposit	73,000	0.4%
Other assets and liabilities — (Net)	(105,085)	-0.6%

Total	$16,636,130	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 2.2%

COMMON STOCK: 1.7%

Telecommunications: 1.7%
Verizon Communications, Inc. (h)	18,500	$518,370
Windstream Corp. (f)	500,000	5,280,000

Total Common Stocks (Cost $5,951,449)		5,798,370

PREFERRED STOCKS: 0.5%

Real Estate: 0.5%
Health Care REIT, Inc., 7.625%	65,350	1,604,343

Total Preferred Stocks (Cost $1,556,180)		1,604,343

Total Stocks (Cost $7,507,629)		7,402,713

EXCHANGE TRADED FUNDS: 1.1%
ProShares UltraShort Euro (g)(f)	145,000	3,646,458

Total Exchange Traded Funds (Cost $3,609,675)		3,646,458

CORPORATE BONDS: 92.8%

Basic Industry: 3.1%
Grupo Papelero Scribe SA, 144A, 8.875%, 04/07/20 (a)	$3,500,000	3,040,625
Interline Brands, Inc., 8.125%, 06/15/14	941,000	946,881
PE Paper Escrow GmbH, 144A, 12.000%, 08/01/14 (a)	2,500,000	2,751,325
Sappi Papier Holding AG, 144A, 6.750%, 06/15/12 (a)	3,500,000	3,424,313
United States Steel Corp., 7.375%, 04/01/20 (f)	500,000	496,875

		10,660,019

Capital Goods: 2.8%
Altra Holdings, Inc., 144A, 8.125%, 12/01/16 (a)	500,000	498,125
Coleman Cable, Inc., 144A, 9.000%, 02/15/18 (a)(f)	3,000,000	2,880,000
Solo Cup Co., 8.500%, 02/15/14 (f)	6,999,000	6,316,598

		9,694,723

Consumer Cyclical: 9.5%
Brown Shoe Co., Inc., 8.750%, 05/01/12	7,000,000	7,105,000
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(e)	298,838	44,826
Levi Strauss & Co., 144A, 7.625%, 05/15/20 (a)	3,100,000	3,053,500
Perry Ellis International, Inc., 8.875%, 09/15/13	6,000,000	6,105,000
Quiksilver, Inc., 6.875%, 04/15/15 (f)	6,650,000	6,076,438
Sally Holdings LLC/Capital, Inc., 10.500%, 11/15/16	6,000,000	6,450,000
Stater Brothers Holdings, 7.750%, 04/15/15 (f)	1,500,000	1,503,750
Susser Holdings & Finance Corp., 144A, 8.500%, 05/15/16 (a)	100,000	100,500
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)	2,500,000	2,509,375

		32,948,389

Consumer Non-Cyclical: 5.5%
Easton-Bell Sports, Inc., 144A, 9.750%, 12/01/16 (a)(f)	5,750,000	5,980,000
Fage Dairy Industry SA, 144A, 9.875%, 02/01/20 (a)	7,000,000	5,915,000
Foodcorp, Ltd., 144A, 8.875%, 06/15/12 (a)(c)(SA)	3,389,000	4,102,795
Libbey Glass, Inc., 144A, 10.000%, 02/15/15 (a)	2,100,000	2,184,000
Rathgibson, Inc., 11.250%, 02/15/14 (b)(g)	1,745,000	35,118
WII Components, Inc., 10.000%, 02/15/12 (b)	1,175,000	934,125

		19,151,038

Energy: 10.7%
Allis-Chalmers Energy, Inc., 9.000%, 01/15/14 (f)	6,000,000	5,565,000
Compagnie Generale de Geophysique SA, 7.500%, 05/15/15	3,980,000	3,810,850
Crosstex Energy LP, 8.875%, 02/15/18	1,000,000	1,003,750
Forest Oil Corp., 8.500%, 02/15/14	3,500,000	3,666,250
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	6,000,000	5,550,000
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy, continued
Parker Drilling Co., 144A, 9.125%, 04/01/18 (a)	$500,000	$477,500
Penn Virginia Corp , 10.375%, 06/15/16 (f)	4,000,000	4,280,000
PHI, Inc., 7.125%, 04/15/13	6,650,000	6,284,250
Rosetta Resources, Inc., 144A, 9.500%, 04/15/18 (a)(f)	6,500,000	6,500,000

		37,137,600

Financial Services: 1.7%
Penson Worldwide, Inc., 144A, 12.500%, 05/15/17 (a)	6,000,000	5,970,000

Health Care: 13.1%
Alliance HealthCare Services, 144A, 8.000%, 12/01/16 (a)	5,000,000	4,650,000
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16	7,500,000	7,631,250
Biomet, Inc., 11.625%, 10/15/17	6,000,000	6,525,000
BioScrip, Inc., 144A, 10.250%, 10/01/15 (a)	5,000,000	4,975,000
HCA, Inc., 9.250%, 11/15/16	6,000,000	6,375,000
HCA, Inc., 9.875%, 02/15/17	250,000	270,000
Health Management Association, Inc., 6.125%, 04/15/16	4,000,000	3,810,000
StoneMor/Cornerstone/Osiris, 144A, 10.250%, 12/01/17 (a)	5,000,000	5,100,000
US Oncology, Inc., 10.750%, 08/15/14	5,810,000	5,984,300

		45,320,550

Media: 12.1%
Kabel Deutschland GmbH, 10.625%, 07/01/14	3,000,000	3,123,750
McClatchy Co., The, 144A, 11.500%, 02/15/17 (a)	5,000,000	5,100,000
MDC Partners, Inc., 144A, 11.000%, 11/01/16 (a)	6,250,000	6,687,500
MDC Partners, Inc., 144A (Canadian), 11.000%, 11/01/16 (a)	1,000,000	1,070,000
Nielsen Finance LLC, 11.500%, 05/01/16	5,500,000	6,036,250
NII Capital Corp., 8.875%, 12/15/19	4,000,000	4,060,000
Valassis Communications, Inc., 8.250%, 03/01/15	2,796,000	2,900,850
Virgin Media Finance PLC, 8.375%, 10/15/19	500,000	508,750
WMG Acquisition Corp., 9.500%, 06/15/16	6,410,000	6,858,700
XM Satellite Radio, Inc., 144A, 13.000%, 08/01/13 (a)	5,000,000	5,462,500

		41,808,300

Real Estate: 2.0%
Agile Property Holdings, Ltd., 144A, 10.000%, 11/14/16 (a)	5,000,000	5,137,500
Agile Property Holdings, Ltd., 144A, 8.875%, 04/28/17 (a)(f)	2,000,000	1,870,000

		7,007,500

Services: 15.8%
Desarrolladora Homex SAB de CV, 7.500%, 09/28/15 (f)	2,000,000	1,975,000
Desarrolladora Homex SAB de CV, 144A, 9.500%, 12/11/19 (a)	5,000,000	5,150,000
FTI Consulting, Inc., 7.750%, 10/01/16 (f)	2,815,000	2,857,225
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	4,750,000	4,393,750
Marquette Transportation Co./Finance, 144A, 10.875%, 01/15/17 (a)	2,000,000	1,970,000
Mobile Mini, Inc., 9.750%, 08/01/14 (f)	7,000,000	7,192,500
Navios Maritime Holdings, 9.500%, 12/15/14	7,000,000	6,755,000
Ship Finance International, Ltd., 8.500%, 12/15/13	6,000,000	5,940,000
Stream Global Services, Inc., 11.250%, 10/01/14	4,500,000	4,623,750
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	4,810,000	4,665,700
United Maritime LLC/ Corp., 144A, 11.750%, 06/15/15 (a)	4,500,000	4,275,000
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)(f)	4,500,000	4,657,500

		54,455,425

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Telecommunications: 15.9%
Alestra SA, 11.750%, 08/11/14(f)	$1,700,000	$1,823,250
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,071,657
Angel Lux Common SA, 144A, 8.875%, 05/01/16 (a)	5,050,000	5,214,125
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)	6,000,000	5,370,000
Digicel Group, Ltd., 144A, 8.875%, 01/15/15 (a)	4,000,000	3,930,000
Digicel, Ltd., 144A, 12.000%, 04/01/14 (a)(f)	4,000,000	4,490,000
Dycom Investments, Inc., 8.125%, 10/15/15 (b)	4,056,000	4,015,440
Global Crossing, Ltd.,144A, 12.000%, 09/15/15 (a)	6,250,000	6,656,250
Maxcom Telecomunicacione SA, 11.000%, 12/15/14 (f)	6,000,000	5,460,000
NII Capital Corp., 10.000%, 08/15/16	4,000,000	4,230,000
Qwest Communications International, Inc., 7.500%, 02/15/14	3,000,000	3,022,500
Wind Acquisition Finance SA, 144A, 12.000%, 12/01/15 (a)	2,350,000	2,444,000
Windstream Corp., 7.000%, 03/15/19	100,000	92,750
Zayo Group LLC/Zayo Cap, 144A, 10.250%, 03/15/17 (a)	6,000,000	6,150,000

		54,969,972

Utilities: 0.6%
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19 (a)(b)	627,150	615,322
Intergen NV, 144A, 9.000%, 06/30/17 (a)	1,000,000	1,000,000
Ormat Funding Corp., 8.250%, 12/30/20 (b)	646,001	616,931

		2,232,253

Total Corporate Bonds (Cost $314,517,009)		321,355,769

WARRANTS: 0.0%
Interactive Health, 0.000%, 04/01/11 (b)(e)(g)	2,495	0

WARRANTS: 0.0% (Cost $0)

CERTIFICATES OF DEPOSIT: 0.2%
Self Help Credit Union, 2.070%, 01/04/11	$100,000	100,000
ShoreBank Chicago, 1.850%, 08/03/10	100,000	100,000
ShoreBank Cleveland, 1.900%, 07/01/10	100,564	100,564
ShoreBank Pacific, 4.470%, 05/10/12	100,000	100,000
ShoreBank Pacific, CDARS, 2.000%, 06/23/11	200,000	200,000
ShoreBank, CDARS, 0.750%, 11/26/10	100,000	100,000

Total Certificates of Deposit (Cost $700,564)		700,564

TIME DEPOSIT: 5.1%
State Street Euro Dollar Time Deposit, 0.010%, 07/04/10 (Cost $17,528,000)	17,528,000	17,528,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.8%
State Street Navigator Securities Lending Prime Portfolio, 0.250% (Cost $19,934,488)	19,934,488	19,934,488

TOTAL INVESTMENTS: 107.2% (Cost $363,797,365)		370,567,992

PAYABLE UPON RETURN OF SECURITIES LOANED —
(NET): -5.8%		(19,934,488)

OTHER ASSETS AND LIABILITIES —
(NET): -1.4%		(4,909,796)

NET ASSETS: 100.0%		$345,723,708

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Fair Valued security.

(f)	Security or partial position of this security was on loan as of June 30, 2010. The total market value of securities on loan as of June 30, 2010 was $19,437,171.

(g)	Non-income producing security.

(h)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

CDARS	Certificates of Deposit Account Registry Service

LP	Limited Partnership

MX	Mexico

REIT	Real Estate Investment Trust

SA	South Africa

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS

CALLS:
Verizon Communications, Inc. expires January 2011, exercise price $55.00	185	$(44,400)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $41,890)		$(44,400)

Pax World Global Women’s Equality Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 91.0%

Consumer Discretionary: 5.0%
Game Group PLC	160,000	$151,983
GameStop Corp., Class A (a)(c)	9,100	170,989
Hennes & Mauritz AB	14,400	395,746
Honda Motor Co, Ltd., ADR (c)	8,000	230,000
Luxottica Group SpA	5,500	133,165
Panasonic Corp.	15,000	187,303
Thomson Reuters Corp.	4,750	170,001

		1,439,187

Consumer Staples: 13.9%
Anheuser-Busch InBev NV, ADR (c)	9,600	460,896
Campbell Brothers, Ltd.	4,000	100,710
Clorox Co. (c)	7,000	435,120
Danone SA	5,660	303,433
L’Oreal SA	4,200	411,222
Metro AG	7,500	382,661
PepsiCo, Inc.	5,000	304,750
Procter & Gamble Co., The	10,800	647,784
Reckitt Benckiser Group PLC	7,230	336,299
Shiseido Co., Ltd.	9,600	211,596
Unilever NV	2,300	62,836
Unilever PLC, ADR	8,600	229,878
Woolworths, Ltd.	6,600	149,391

		4,036,576

Energy: 11.1%
BG Group PLC	39,000	580,041
ConocoPhillips (b)	12,000	589,080
Ensco PLC , ADR (c)	3,000	117,840
Noble Corp. (a)	3,500	108,185
Petroleo Brasileiro SA, ADR (c)	5,500	188,760
Sasol Ltd., ADR	6,300	222,201
Statoil ASA, ADR	37,000	708,550
Suncor Energy, Inc.	10,500	309,120
Talisman Energy, Inc.	15,000	227,700
Tenaris SA, ADR	4,700	162,667

		3,214,144

Financials: 16.5%
American Express Co. (c)	4,000	158,800
Banco Santander Chile, ADR	5,000	335,450
Bank of America Corp.	14,545	209,012
Bank of New York Mellon Corp., The	16,500	407,385
BlackRock, Inc. (c)	4,200	602,279
Citigroup, Inc. (a)	155,000	582,800
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
PaxWorld GlobalWomen’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Financials, continued
CME Group, Inc.	1,300	$366,015
Goldman Sachs Group, Inc., The (b)	3,000	393,810
HSBC Holdings PLC, ADR (c)	6,500	296,335
ICICI Bank, Ltd., ADR	7,500	271,050
JPMorgan Chase & Co.	11,250	411,863
National Australia Bank, Ltd.	20,000	386,685
Standard Chartered PLC	10,250	249,592
State Street Corp. (b)	3,100	104,842

		4,775,918

Health Care: 13.9%
Amgen, Inc. (a)	4,000	210,400
CSL, Ltd.	18,000	491,462
Hologic, Inc. (a)(c)	35,000	487,550
Johnson & Johnson (b)(c)	15,300	903,618
Mylan, Inc. (a)(c)	25,000	426,000
Pfizer, Inc. (b)	39,000	556,140
Roche Holding AG	4,085	562,266
Teva Pharmaceutical Industries, Ltd., ADR	7,500	389,925

		4,027,361

Industrials: 7.7%
AGCO Corp. (a)(c)	6,000	161,820
Canadian National Railway Co.	3,000	172,140
Cia de Concessoes Rodoviarias	14,500	300,283
Emerson Electric Co. (c)	12,100	528,649
Empresas ICA SAB de CV, ADR (a)	21,000	196,980
Expeditors International of Washington, Inc.	9,000	310,590
Komatsu, Ltd., Inc.	24,100	433,948
NGK Insulators, Ltd.	8,000	124,600

		2,229,010

Information Technology: 14.9%
Adobe Systems, Inc. (a)(c)	12,000	317,160
Agilent Technologies, Inc. (a)(c)	12,000	341,160
BMC Software, Inc. (a)(c)	9,500	328,985
Cisco Systems, Inc. (a)	25,000	532,750
EMC Corp. (a)(b)(c)	22,500	411,750
Google, Inc., Class A (a)(c)	1,200	533,940
Hewlett-Packard Co.	8,300	359,224
Hoya Corp.	8,400	178,732
International Business Machines Corp.	2,400	296,352
Microsoft Corp.	20,000	460,200
Nuance Communications, Inc. (a)(c)	8,000	119,600
Oracle Corp.	11,000	236,060
Visa, Inc. (c)	2,600	183,950

		4,299,863

Materials: 4.6%
Potash Corp. of Saskatchewan, Inc.	1,750	150,920
Rio Tinto PLC, ADR	7,400	322,640
Sims Metal Management, Ltd.	17,000	241,551
Syngenta AG, ADR	8,571	392,980
Vale SA, ADR	9,000	219,150

		1,327,241

Telecommunication Services: 1.8%
Verizon Communications, Inc.	7,500	210,150
Vodafone Group PLC, ADR	15,250	315,218

		525,368

Utilities: 1.6%
Fortum Oyj	11,050	242,555
Veolia Environnement, ADR	10,000	233,700

		476,255

Total Common Stocks (Cost $28,455,715)		26,350,923

EXCHANGE TRADED FUNDS: 3.2%
SPDR Gold Trust (a)	6,300	766,584
WisdomTree Dreyfus Chinese Yuan Fund (a)	7,000	174,510

Total Exchange Traded Funds (Cost $751,905)		941,094

CORPORATE BONDS: 1.3%

Financials: 1.3%
Blue Orchard Microfinance, 4.936%, 07/31/11	$375,000	378,750

Total Corporate Bonds (Cost $375,000)		378,750

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
PaxWorld GlobalWomen’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

PURCHASED OPTIONS — CALLS: 0.0%
CME Group, Inc. expires September 2010, exercise price, $360.00	13	$1,885

TOTAL PURCHASED OPTIONS — CALLS: (Premiums Paid $14,599)		1,885

TIME DEPOSIT: 5.4%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/10 (Cost $1,567,000)	$1,567,000	1,567,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 16.3%
State Street Navigator Securities Lending Prime Portfolio, 0.250% (Cost $4,711,965)	4,711,965	4,711,965

TOTAL INVESTMENTS: 117.2% (Cost $35,876,184)		33,951,617

PAYABLE UPON RETURN OF SECURITIES LOANED —
(NET): -16.3%		(4,711,965)

OTHER ASSETS AND LIABILITIES —
(NET): -0.9%		(260,089)

NET ASSETS: 100.0%		$28,979,563

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(c)	Security or partial position of this security was on loan as of June 30, 2010. The total market value of securities on loan as of June 30, 2010 was $4,553,485.

ADR	American Depository Receipt

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS

CALLS:
CME Group, Inc. expires September 2010, exercise price, $360.00	13	$1,885

TOTAL WRITTEN CALL OPTIONS (Premiums Received $12,701)		$(1,885)

PUTS:
ConocoPhillips expires January 2012, exercise price $40.00	75	(36,750)
Goldman Sachs Group, Inc., The expires January 2011, exercise price $110.00	30	(24,150)
Goldman Sachs Group, Inc., The expires January 2012, exercise price $115.00	30	(55,650)
Johnson & Johnson expires January 2011, exercise price $50.00	50	(7,500)
Pfizer, Inc. expires January 2012, exercise price $15.00	75	(24,375)
State Street Corp. expires January 2011, exercise price $35.00	30	(13,380)
State Street Corp. expires January 2012, exercise price $30.00	40	(16,000)
Verizon Communications, Inc. expires January 2012, exercise price $20.00	75	(12,000)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $120,897)		$(189,805)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
PaxWorld GlobalWomen’s Equality Fund, continued
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

Australia	$1,369,799	4.7%
Belgium	460,896	1.6%
Brazil	708,193	2.4%
Canada	859,880	3.0%
Chile	335,450	1.2%
Finland	242,555	0.8%
France	948,355	3.3%
Germany	382,661	1.3%
India	271,050	0.9%
Israel	389,925	1.3%
Italy	133,165	0.5%
Japan	1,366,179	4.7%
Luxembourg	162,667	0.6%
Mexico	196,980	0.7%
Netherlands	62,836	0.2%
Norway	708,550	2.4%
South Africa	222,201	0.8%
Sweden	395,746	1.4%
Switzerland	1,063,431	3.7%
United Kingdom	2,599,826	9.0%
United States	13,851,213	47.8%
Exchange Traded Funds	941,094	3.2%
Time Deposit	1,567,000	5.4%
Other assets and liabilities — (Net)	(260,089)	-0.9%

Total	$28,979,563	100.0%

Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 96.9%

Auto Components: 4.5%
Denso Corp.	14,900	$411,820
Johnson Controls, Inc.	23,300	626,071

		1,037,891

Building Products: 1.6%
Wavin NV	31,687	364,846

Chemicals: 10.3%
Linde AG	1,800	189,269
Nalco Holding Co.	25,500	521,730
Wacker Chemie AG	3,200	463,529
Xinyi Glass Holdings Co., Ltd.	1,922,400	719,942
Yingde Gases (a)	439,700	434,369

		2,328,839

Commercial Services & Supplies: 9.2%
China Everbright International, Ltd.	1,005,200	422,699
Daiseki Co., Ltd.	33,100	688,618
Shanks Group PLC	253,333	376,136
Stericycle, Inc. (a)	9,150	600,057

		2,087,510

Construction & Engineering: 2.0%
Kingspan Group PLC (a)	61,687	457,589

Electrical Utilities: 4.1%
China Longyuan Power Group (a)	527,600	483,703
Ormat Technologies Inc	15,900	449,811

		933,514

Electrical Equipment: 11.9%
Baldor Electric Co.	10,300	371,624
Emerson Electric Co.	16,700	729,623
Gamesa Corp. Tecnologica SA (a)	38,650	331,888
Roper Industries, Inc.	8,500	475,660
SunPower Corp., Class B (a)	39,800	429,840
Vestas Wind Systems A/S (a)	8,541	355,443

		2,694,078

Electronic Equipment & Instruments: 2.0%
Delta Electronics, Inc.	143,004	456,495

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Electronic Equipment Instruments & Components: 9.7%
Horiba, Ltd.	20,900	$559,034
Itron, Inc. (a)	7,785	481,269
Shimadzu Corp.	64,000	482,420
Yamatake Corp.	29,200	679,123

		2,201,846

Gas Utilities: 1.2%
Xinao Gas Holdings, Ltd. (a)	124,000	272,236

Household Products: 3.1%
Campbell Brothers, Ltd.	28,080	706,984

Independent Power Producers & Energy Traders: 3.3%
EDP Renovaveis SA (a)	125,500	739,117

Industrial Conglomerates: 3.6%
3M Co.	10,400	821,496

Life Sciences Tools & Services: 3.2%
Thermo Fisher Scientific, Inc. (a)	14,800	725,940

Machinery: 19.2%
GEA Group AG	34,700	690,631
Hansen Transmissions International (a)	455,900	504,059
IDEX Corp.	12,750	364,268
Ingersoll-Rand PLC	14,600	503,554
Kurita Water Industries, Ltd.	17,650	482,304
Pall Corp.	16,000	549,920
Pentair, Inc.	10,350	333,270
Rotork PLC	20,120	384,471
Watts Water Technologies, Inc.	18,800	538,808

		4,351,285

Metals & Mining: 2.2%
Sims Metal Management, Ltd.	35,059	498,149

Multi-Utilities: 2.6%
Veolia Environnement	24,827	583,259

Water Utilities: 3.2%
California Water Service Group	10,700	381,990
Manila Water Co., Inc.	1,007,900	352,882

		734,872

Total Common Stocks (Cost $22,801,478)		$21,995,946

REPURCHASE AGREEMENT: 1.9%
State Street Repo, 0.010%, 07/01/2010 (collateralized by Federal Home Loan Bank, 4.375%, due 09/17/10, principal amount $430,000; market value $439,159)

Total Repurchase Agreement (Cost $430,000)	$430,000	430,000

TOTAL INVESTMENTS: 98.8% (Cost $23,231,478)		22,425,946

OTHER ASSETS AND LIABILITIES—
(Net): 1.2%		282,711

NET ASSETS: 100.0%		$22,708,657

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

Australia	$1,205,133	5.3%
Belgium	504,059	2.2%
China	755,939	3.3%
Denmark	355,443	1.6%
France	583,259	2.6%
Germany	1,343,429	5.9%
Hong Kong	1,577,010	7.0%
Ireland	961,143	4.2%
Japan	3,303,319	14.5%
Netherlands	364,846	1.6%
Philippines	352,882	1.6%
Spain	1,071,005	4.7%
Taiwan	456,495	2.0%
United Kingdom	760,607	3.4%
United States	8,401,377	37.0%
Repurchase Agreement	430,000	1.9%
Other assets and liabilities — (Net)	282,711	1.2%

Total	$22,708,657	100.0%

June 30, 2010
Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund

Assets
Investments, at cost—note A	$1,813,923,738	$90,738,145

Investments in unaffiliated issuers, at value — Note A1	$1,842,937,086	$94,530,082
Cash	1,231,937	95,578
Foreign currency at value (cost—$10,853 and $226,156; respectively)	—	—
Prepaid Expenses	115,535	5,776
Receivables:
Capital stock sold	564,996	43,941
Dividends and interest—Note B	7,442,855	82,478
Investment securities sold	9,296,271	90,832
Investment Adviser reimbursement	—	2,144
Other	—	7,343

Total Assets	1,861,588,680	94,858,174

Liabilities
Collateral on securities loaned, at value	89,010,851	3,192,384
Payables:
Capital stock reacquired	1,336,206	30,331
Options written, at value (premiums received $4,061,679; $74,294; $41,890; and $133,598, respectively)	3,886,975	84,185
Investment securities purchased	10,192,675	264,295
Dividend payable—Note A	—	—
Payable to bank
Accrued expenses:
Investment advisory fees—Note B	754,441	59,634
Distribution expense	355,031	19,401
Compliance expense	238	128
Transfer agent fees	620,330	54,351
Printing and other shareholder communication fees	60,327	1,024
Custodian fees	65,358	4,764
Legal and audit fees	69,229	32,342
Other accrued expenses	13,682	10,484

Total Liabilities	106,365,343	3,753,323

Net Assets	$1,755,223,337	$91,104,851

[1]	Investments in unaffiliated issuers at market value include securities loaned. At June 30, 2010, the Balanced Fund,Growth Fund, High Yield Bond Fund and Global Women’s Equality Fund had a total market value of securities on loan of $87,965,485; $3,533,936; $19,437,171; and $4,553,485, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$6,392,876	$18,083,745	$363,797,365	$35,876,184	$23,231,478

$6,105,135	$16,741,215	$370,567,992	$33,951,617	$22,425,946
151	37,675	9,154	593	38,024
—	10,896	—	—	224,856
4,426	8,821	27,052	7,946	5,037

9,144	33,488	1,027,458	13,000	53,520
4,854	35,089	7,469,837	55,926	26,960
87,280	24,514	—	—	—
1,536	1,852	50	1,608	1,862
—	7,248	6,831	5,767	3,975

6,212,526	16,900,798	379,108,374	34,036,457	22,780,180

—	—	19,934,488	4,711,965	—

—	21,000	2,160,379	71,783	1,665
—	—	44,400	191,690	—
272,897	184,886	10,417,758	—	41
—	—	481,364	—	—

3,735	11,626	139,933	18,735	17,146
1,299	2,894	49,047	10,781	4,706
88	103	24	87	93
8,438	6,295	82,960	20,938	12,437
—	—	3,967	—	—
1,444	6,714	20,401	3,402	4,795
17,243	21,280	36,125	17,612	18,922
7,845	9,870	13,820	9,901	11,718

312,989	264,668	33,384,666	5,056,894	71,523

$5,899,537	$16,636,130	$345,723,708	$28,979,563	$22,708,657

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$1,903,353,060	$104,487,394
Undistributed (distributions in excess of) net investment income	1,025,574	(45,270)
Accumulated net realized gain (loss)	(178,330,501)	(17,118,862)
Net unrealized appreciation (depreciation) of:
Investments	29,188,053	3,782,045
Foreign currency translation	(12,849)	(456)

Net Assets	$1,755,223,337	$91,104,851

Individual Investor Class
Net assets	$1,656,529,789	$88,746,510
Capital Shares Outstanding	88,059,009	9,326,875

Net asset value per share	$18.81	$9.52

Institutional Class
Net assets	$97,049,777	$2,336,603
Capital Shares Outstanding	5,114,248	241,808

Net asset value per share	$18.98	$9.66

R Share Class
Net assets	$1,643,770	$21,738
Capital Shares Outstanding	86,855	2,277

Net asset value per share	$18.93	$9.55

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$5,829,116	$18,324,084	$333,261,510	$36,055,446	$23,920,009
6,353	24,419	396,136	11,054	(194,246)
351,810	(370,365)	5,299,794	(5,104,502)	(210,317)

(287,742)	(1,342,530)	6,768,116	(1,982,659)	(805,532)
—	521	(1,848)	224	(1,257)

$5,899,537	$16,636,129	$345,723,708	$28,979,563	$22,708,657

$5,753,516	$13,956,055	$255,962,638	$26,982,991	$21,006,350
619,098	1,855,453	33,954,736	1,888,793	2,699,088

$9.29	$7.52	$7.54	$14.29	$7.78

$142,332	$2,632,450	$89,538,007	$1,996,572	$1,268,790
15,262	349,026	11,919,712	139,455	162,846

$9.33	$7.54	$7.51	$14.32	$7.79

$3,689	$47,624	$223,063		$433,517
399	6,344	29,676		55,862

$9.26	$7.51	$7.52		$7.76

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2010
Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $536,175; $23,147; $0; $35,258; $0; $21,512; and $9,357; respectively)	$10,427,857	$584,571
Interest (net of foreign withholding tax of $3,574; $0; $0; $0; $0; $0; and $0; respectively)	11,694,379	—
Income from securities lending—Note A	187,067	11,318
Other income	—	—

Total Income	22,309,303	595,889

Expenses
Investment advisory fees—Note B	4,794,725	388,886
Distribution expenses—Individual Investor (Note B)	2,250,994	119,528
Distribution expenses—R (Note B)	4,317	35
Transfer agent fees—Note A	1,360,297	140,933
Printing and other shareholder communication fees	138,024	28,118
Custodian fees	198,565	15,854
Legal fees and related expenses	94,370	18,700
Trustees’ fees and expenses—Note B	63,105	8,085
Compliance expense	13,979	5,270
Audit fees	44,096	28,615
Registration fees	29,229	24,119
Other expenses	100,794	5,161

Total Expenses	9,092,495	783,304

Less: Fees paid indirectly—Note E	(5,260)	(993)
Expenses assumed by Advisor—Note B	—	(83,230)

Net expenses	9,087,235	699,081

Net investment income (loss)	13,222,068	(103,192)

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(13,590,898)	3,100,859
Option contracts written	1,141,691	18,946
Foreign currency transactions	(104,595)	619
Change in unrealized appreciation (depreciation) on:
Investments	(126,595,898)	(7,469,479)
Option contracts written	(213,729)	(4,806)
Foreign currency translation	(17,731)	(489)

Net realized and unrealized gain on investments and foreign currency	(139,380,626)	(4,354,350)

Net increase in net assets resulting from operations	$(126,158,558)	$(4,457,542)

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$29,285	$279,370	$303,277	$289,026	$170,347
—	—	17,500,740	15,270	51
—	—	53,981	11,125	—
—	—	122,382	—	—

29,285	279,370	17,980,380	315,421	170,398

19,014	66,636	918,333	119,208	96,914
6,272	15,364	339,547	36,843	25,323
9	64	420	—	1,063
32,935	36,981	239,661	57,962	46,939
4,107	6,759	17,847	11,236	7,521
4,704	24,257	60,060	10,974	14,030
15,000	15,244	28,390	16,152	15,571
5,141	4,137	16,673	5,989	5,625
4,751	4,766	6,713	4,901	4,756
13,824	18,133	33,161	13,824	15,569
22,833	28,711	40,660	20,349	26,828
729	1,281	23,340	2,454	1,596

129,319	222,333	1,724,805	299,892	261,735

(280)	(55)	(3,516)	(757)	—
(97,659)	(116,696)	(22,778)	(104,937)	(111,514)

31,380	105,582	1,698,511	194,198	150,221

(2,095)	173,788	16,281,869	121,223	20,177

374,568	(25,750)	5,967,387	516,172	516,381
—	—	—	81,553	—
—	(13,689)	(58,438)	(7,557)	(13,907)

(381,630)	(2,041,750)	(15,711,679)	(3,908,093)	(3,017,598)
—	—	(2,510)	(145,934)	—
—	968	(18)	236	(895)

(7,062)	(2,080,221)	(9,805,258)	(3,463,623)	2,516,019)

$(9,157)	$(1,906,433)	$6,476,611	$(3,342,400)	$(2,495,842)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/10	12/31/09

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$13,222,068	$30,087,995
Net realized gain (loss) on investments and foreign currency transactions	(12,553,802)	(36,330,315)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(126,826,824)	353,002,618

Net increase (decrease) in net assets resulting from operations	(126,158,558)	346,760,298
Distributions to shareholders from:
Net investment income
Individual Investor Class	(11,363,330)	(28,444,137)
Institutional Class	(781,749)	(1,729,272)
R Class	(9,129)	(17,409)
Realized gains
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(12,154,208)	(30,190,818)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	58,762,577	113,608,196
Proceeds from reinvestment of distributions	10,852,657	27,202,569
Cost of shares redeemed	(116,850,473)	(220,125,657)

Net increase (decrease) from Individual Investor Class transactions	(47,235,239)	(79,314,892)

Institutional Class
Proceeds from shares sold	11,085,732	34,201,853
Proceeds from reinvestment of distributions	758,375	1,647,617
Cost of shares redeemed	(8,909,582)	(15,761,500)

Net increase (decrease) from Institutional Class transactions	2,934,525	20,087,970

R Class
Proceeds from shares sold	195,114	1,714,521
Proceeds from reinvestment of distributions	9,129	17,409
Cost of shares redeemed	(231,685)	(151,614)

Net increase from R Class transactions	(27,442)	1,580,316

Net increase (decrease) from capital share transactions	(44,328,156)	(57,646,606)

Net increase (decrease) in net assets	(182,640,922)	258,922,874

Net assets
Beginning of period	1,937,864,259	1,678,941,385

End of period (1)	$1,755,223,337	$1,937,864,259

(1) Includes undistributed net investment income (loss)	$1,025,574	$55,038

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)		(Unaudited)
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09

$(103,192)	$(59,432)	$(2,095)	$(8,447)	$173,788	$35,186
3,120,424	(10,502,104)	374,568	310,857	(39,439)	(240,277)
(7,474,774)	37,144,283	(381,630)	393,152	(2,040,782)	1,540,402

(4,457,542)	26,582,747	(9,157)	695,562	(1,906,433)	1,335,311

—	—	—	(11)	124,990)	(36,945)
—	—	—	(32)	(26,210)	(1,513)
—	—	—	—	(421)	(106)

—	—	(133,840)	—	—	—
—	—	(2,733)	—	—	—
—	—	(86)	—	—	—

—	—	—	—	—	(7,133)
—	—	—	—	—	(812)
—	—	—	—	—	(14)

—	—	(136,659)	(43)	(151,621)	(46,532)

7,237,238	13,602,696	2,767,377	1,614,144	6,963,777	6,838,628
—	(11,664,825)	127,264	11	108,230	43,395
(8,440,488)	—	(264,089)	(177,757)	(1,208,380)	(480,198)

1,203,250	1,937,871	2,630,552	1,436,398	5,863,627	6,401,825

204,055	618,567	112,761	61,441	2,473,624	2,034,677
—	—	2,733	1	11,772	1,170
(624,031)	(512,094)	7,047)	—	(1,508,571)	(8,703)

(419,976)	(893,527)	108,447	30,928	967,825	2,027,114

20,018	1,271	51	2,500	38,600	8,800
—	—	86	—	383	120
(11)	—	(11)	—	(595)	—

20,007	1,271	126	2,500	38,388	8,920

(1,603,219)	1,045,615	2,739,125	1,469,826	6,878,840	8,437,889

(6,060,761)	27,628,362	2,593,309	2,165,345	4,820,786	9,726,668

97,165,612	107,785,272	3,306,228	1,140,883	11,815,344	2,088,676

$91,104,851	$97,165,612	$5,899,537	$3,306,228	$16,636,130	$11,815,344

$(45,270)	$(2,574)	$6,353	$—	$24,419	$(1,243)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/10	12/31/09

Increase (Decrease) in Net Assets
Operations
Investment income, net	$16,281,869	$24,493,553
Net realized gain (loss) on investments and foreign currency transactions	5,908,946	3,555,806
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(15,714,207)	53,996,001

Net increase (decrease) in net assets resulting from operations	6,476,611	82,045,360
Distributions to shareholders from:
Net investment income
Individual Investor Class	(11,842,528)	(19,439,561)
Institutional Class	(4,284,053)	(5,099,151)
R Class	(7,218)	(3,827)
Realized gains
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(16,133,799)	(24,542,539)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	84,088,722	278,248,653
Proceeds from reinvestment of distributions	10,249,095	17,632,183
Cost of shares redeemed	(130,112,080)	(135,106,466)
Redemption fees	—	33

Net increase (decrease) from Individual Investor Class transactions	(35,774,263)	160,774,403

Institutional Class
Proceeds from shares sold	37,462,970	75,348,653
Proceeds from reinvestment of distributions	3,345,422	4,087,389
Cost of shares redeemed	(40,404,986)	(23,017,322)
Redemption fees	—	11

Net increase (decrease) from Institutional Class transactions	403,406	56,418,107

R Class
Proceeds from shares sold	270,353	104,662
Proceeds from reinvestment of distributions	7,218	3,784
Cost of shares redeemed	(153,537)	(13,456)

Net increase from R Class transactions	124,034	94,990

Net increase (decrease) from capital share transactions	(35,246,823)	217,287,500

Net increase (decrease) in net assets	(44,904,011)	274,790,321

Net assets
Beginning of period	390,627,719	115,837,398

End of period (1)	$345,723,708	$390,627,719

(1) Includes undistributed net investment income (loss)	$396,136	$37,649

SEE NOTES TO FINANCIAL STATEMENTS

Global Women’s Equality Fund		Global Green Fund
(Unaudited)		(Unaudited)	Period from
Six Months Ended	Year Ended	Six Months Ended	3/27/08[1] through
6/30/10	12/31/09	6/30/10	12/31/09

$121,223	$171,051	$20,177	$38,651
590,168	(2,150,913)	520,474	(455,978)
(4,053,791)	8,566,061	(3,018,493)	4,196,060

(3,342,400)	6,586,199	(2,495,842)	3,778,733

(96,333)	(138,911)	(29,285)	(144,218)
(9,667)	(15,949)	(3,213)	(3,704)
—	—	(93)	(2,457)

—	—	—	—
—	—	—	—
—	—	—	—

—	(8,521)	—	—
—	(819)	—	—
—	—	—	—

(106,000)	(164,200)	(32,591)	(150,379)

3,551,506	3,388,313	7,101,421	10,065,551
92,373	143,322	27,518	139,275
(2,982,200)	(3,842,313)	(1,517,207)	(1,952,665)
—	—	—	—

661,679	(310,678)	5,611,732	8,252,161

14,107	29,640	984,832	360,703
9,485	16,542	2,242	320
(312200)	(365,317)	(13,419)	(40,295)
—	—	—	—

(288,608)	(319,135)	973,655	320,728

		172,887	304,984
		93	2,457
		(61,349)	(3,047)

		111,631	304,394

373,071	(629,813)	6,697,018	8,877,283

(3,075,329)	5,792,186	4,168,585	12,505,637

32,054,892	26,262,706	18,540,072	6,034,435

$28,979,563	$32,054,892	$22,708,657	$18,540,072

$11,054	$(1,712)	$(194,246)	$(146,962)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/10	12/31/09

Individual Investor Class
Shares sold	2,876,707	6,303,223
Shares issued in reinvestment of distributions	554,547	1,451,425
Shares redeemed	(5,752,259)	(12,251,891)

Net increase (decrease) in shares outstanding	(2,321,005)	(4,497,243)

Institutional Class
Shares sold	537,659	1,854,609
Shares issued in reinvestment of distributions	38,418	86,751
Shares redeemed	(434,176)	(840,364)

Net increase (decrease) in shares outstanding	141,901	1,100,996

R Class
Shares sold	9,644	91,879
Shares issued in reinvestment of distributions	464	894
Shares redeemed	(11,681)	(8,001)

Net increase in shares outstanding	(1,573)	84,772

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/10	12/31/09

Individual Investor Class
Shares sold	10,853,182	39,904,395
Shares issued in reinvestment of distributions	1,328,232	2,428,433
Shares redeemed	(16,866,898)	(18,809,164)

Net increase (decrease) in shares outstanding	(4,685,484)	23,523,664

Institutional Class
Shares sold	4,851,875	10,764,450
Shares issued in reinvestment of distributions	435,306	565,587
Shares redeemed	(5,258,975)	(3,328,018)

Net increase (decrease) in shares outstanding	28,206	8,002,019

R Class
Shares sold	34,622	14,361
Shares issued in reinvestment of distributions	941	504
Shares redeemed	(19,658)	(1,768)

Net increase in shares outstanding	15,905	13,097

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)		(Unaudited)
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09

703,937	2,695,432	280,654	206,047	842,028	866,205
—	—	13,040	1	13,752	6,226
(817,064)	(1,443,302)	(26,382)	(22,419)	(148,611)	(61,352)

(113,127)	188,786	267,382	183,629	707,169	811,079

19,633	79,823	11,688	7,871	289,148	239,239
—	—	279	—	1,492	139
(59,671)	(216,285)	(662)	(4,014)	(180,049)	(1,045)

(40,038)	(136,462)	11,305	3,857	110,591	238,333

1,892	152	5	286	4,733	1,513
—	—	9	—	49	17
(1)	—	(1)	—	(69)	—

1,891	152	13	286	4,713	1,530

Global Women’s Equality Fund		Global Green Fund
(Unaudited)		(Unaudited)
Six Months Ended	Year Ended	Six Months Ended	Year Ended
6/30/10	12/31/09	6/30/10	12/31/09

255,338	245,175	832,646	1,338,460
6,105	10,706	3,348	16,904
(189,339)	(284,870)	(181,938)	(250,440)

72,104	(28,989)	654,056	1,104,924

908	2,037	117,633	51,208
626	1,234	272	39
(19,172)	(24,288)	(1,555)	(5,546)

(17,638)	(21,017)	116,350	45,701

		20,164	38,262
		12	292
		(7,167)	(428)

		13,009	38,126

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations
	Net asset	Net	Net		Distributions to shareholders
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$20.30	$0.14	$(1.50)	$(1.36)	$0.13	$—	$—
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—
Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$20.47	$0.17	$(1.51)	$(1.34)	$0.15	$—	$—
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—
Period Ended December 31, 2007[6]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class

Period Ended June 30, 2010 (unaudited)	$20.42	$0.12	$(1.50)	$(1.38)	$0.11	$—	$—
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—
Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$9.99	$(0.01)	$(0.46)	$(0.47)	$—	$—	$—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—
Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$10.13	$—	$(0.47)	$(0.47)	$—	$—	$—
Year Ended December 31, 2009	7.27	0.01 [8]	2.85	2.86	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class

Period Ended June 30, 2010 (unaudited)	$10.04	$(0.01)	$(0.48)	$(0.49)	$—	$—	$—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.02	1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

[5]	For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded (Note F).
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
		Net asset		Net assets		expenses	Net	including	excluding
		value,		end of		excluding	investment	custody	custody
Total	Redemption	end of	Total	period		custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $MM's)		credits	(loss)	waivers	and waivers	Turnover[4]

$0.13	$—	$18.81	(6.68%)	$1,657		0.97%	1.39%	0.97%	0.97%	16%
0.31	—	20.30	21.41%	1,834		0.98%	1.70%	0.98%	0.98%	43%[5]
0.64	—	17.00	(30.72%)	1,613		0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444		0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181		0.94%	1.54%[6]	0.94%	0.94%	29%
0.82		23.65	5.39%	1,929		0.96%	1.32%	0.96%	0.96%	22%

$0.15	$—	$18.98	(6.56%)	$97		0.72%	1.65%	0.72%	0.72%	16%
0.36	—	20.47	21.70%	102		0.73%	1.94%	0.73%	0.73%	43%[5]
0.70	—	17.14	(30.58%)	66		0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20		0.71%	1.95%	0.71%	0.71%	38%

$0.11	$—	$18.93	(6.80%)	$2		1.22%	1.15%	1.22%	1.22%	16%
0.30	—	20.42	21.14%	2		1.23%	1.30%	1.23%	1.23%	43%[5]
0.65	—	17.13	(30.96%)	0	[9]	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	0	[9]	1.21%	1.43%	1.21%	1.21%	38%

$—	$—	$9.52	(4.70%)	$89		1.43%	(0.22%)	1.43%	1.60%	13%
—	—	9.99	38.94%	94		1.45%	(0.08%)	1.45%	1.78%	39%
0.25	—	7.19	(41.52%)	66		1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105		1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	106		1.50%	(0.56%)	1.50%	1.77%	117%
—	—	12.82	7.19%	98		1.51%	(0.56%)	1.50%	2.06%	105%

$—	$—	$9.66	(4.64%)	$2		1.18%	0.02%	1.18%	1.35%	13%
—	—	10.13	39.34%	3		1.20%	0.16%	1.20%	1.53%	39%
0.25	—	7.27	(41.44%)	3		1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	3		1.26%	1.27%	1.25%	1.51%	66%

$—	$—	$9.55	(4.88%)	$0	[9]	1.68%	(0.25%)	1.68%	1.85%	13%
—	—	10.04	38.67%	0	[9]	1.70%	(0.37%)	1.70%	2.03%	39%
0.25	—	7.24	(41.58%)	0	[9]	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	0	[9]	1.76%	0.45%	1.75%	2.01%	66%

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data for is reflected from class inception date of April 2, 2007.

[8]	The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[9]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations
	Net asset		Net		Distributions to shareholders
	value,	Net	realized and	Total from	From net	From net		Tax
	beginning	investment	unrealized	investment	investment	realized		return of
	of period	income[1]	gain (loss)[1]	operations	income	gains		capital

Small Cap Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$9.29	$—	$0.22	$0.22	$—	$0.22		$—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	$—		—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—		—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$9.31	$0.03	$0.21	$0.24	$—	$0.22		$—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—		—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—		—
R Class

Period Ended June 30, 2010 (unaudited)	$9.26	$(0.02)	$0.24	$0.22	$—	$0.22		$—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—		—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—		—

International Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$8.15	$0.09	$(1.01)	$(0.92)	$0.07	$—		$—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—		0.01
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—		—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$8.53	$0.09	$(1.00)	$(0.91)	$0.08	$—		$—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—		0.01
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—		—
R Class

Period Ended June 30, 2010 (unaudited)	$8.50	$0.08	$(1.00)	$(0.92)	$0.07	$—		$—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—		0.01
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—		—

High Yield Bond Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$7.74	$0.34	$(0.21)	$0.13	$0.33	$—		$—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—		—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01		—
Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03		—
Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	[6]	—
Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06		0.05
Institutional Class

Period Ended June 30, 2010 (unaudited)	$7.70	$0.35	$(0.20)	$0.15	$0.34	$—		$—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—		—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01		—
Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03		—
Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	[6]	—
Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06		0.05

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010

							Ratios to average net assets[3]
							Net		Net expenses	Total expenses
			Net asset		Net assets		expenses		including	excluding
			value,		end of		excluding	Net	custody	custody
Total	Redemption		end of	Total	period		custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)		credits	income	waivers	and waivers	Turnover[4]

$0.22	$—		$9.29	2.38%	$6		1.24%	(0.09%)	1.24%	5.09%	79%
—	—		9.29	37.02%	3		1.24%	(0.41%)	1.24%	12.09%	201%
0.01	—		6.78	(32.07%)	1		1.25%	0.22%	1.24%	14.13%	109%

$0.22	$—		$9.33	2.48%	$0	[9]	0.99%	0.58%	0.99%	4.84%	79%
0.01	—		9.31	37.44%	0	[9]	0.99%	(0.27%)	0.99%	11.84%	201%
0.03	—		6.78	(31.92%)	0	[9]	1.00%	0.47%	0.99%	13.88%	109%

$0.22	$—		$9.26	2.17%	$0	[9]	1.49%	(0.45%)	1.49%	5.34%	79%
—	—		9.26	36.58%	0	[9]	1.49%	(0.62%)	1.49%	12.34%	201%
—	—		6.78	(32.20%)	0	[9]	1.50%	(0.03%)	1.49%	14.38%	109%

$0.07	$—		$7.52	(10.86%)	$14		1.40%	2.20%	1.40%	2.89%	12%
0.08	—		8.51	39.14%	10		1.40%	0.83%	1.40%	7.35%	23%
0.08	—		6.19	(37.26%)	2		1.40%	2.08%	1.40%	11.81%	26%

$0.08	$—		$7.54	(10.75%)	$3		1.15%	2.26%	1.15%	2.64%	12%
0.10	—		8.53	39.70%	2		1.15%	0.01%	1.15%	7.10%	23%
0.09	—		6.19	(37.13%)	0	[9]	1.15%	2.33%	1.15%	11.56%	26%

$0.07	$—		$7.51	(10.89%)	$0	[9]	1.65%	2.14%	1.65%	3.14%	12%
0.08	—		8.50	38.65%	0	[9]	1.65%	0.96%	1.65%	7.60%	23%
0.06	—		6.20	(37.43%)	0	[9]	1.65%	1.83%	1.65%	12.06%	26%

$0.33	$—		$7.54	1.72%	$256		0.99%	8.80%	0.99%	1.00%	32%
0.64	—		7.74	38.70%	299		0.97%	8.88%	0.97%	1.04%	58%
0.64	—	[6]	6.10	(20.61%)	92		0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[6]	8.37	5.80%[7]	78		1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[6]	8.54	10.11%	71		1.15%	7.35%	1.15%	1.70%	46%
0.70	—	[6]	8.35	2.32%	57		1.51%	6.57%	1.50%	2.26%	65%

$0.34	$—		$7.51	1.97%	$90		0.74%	9.05%	0.74%	0.75%	32%
0.65	—		7.70	38.78%	92		0.72%	9.12%	0.72%	0.79%	58%
0.65	—	[6]	6.08	(20.38%)	24		0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[6]	8.34	5.68%	19		0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[6]	8.54	10.41%	10		0.88%	7.63%	0.88%	1.42%	46%
0.73	—	[6]	8.35	2.68%	10		1.16%	6.94%	1.15%	1.91%	65%

[6]	Rounds to less than $0.01.

[7]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[8]	Per share data for is reflected from class inception date of April 2, 2007.

[9]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations
	Net asset		Net		Distributions to shareholders
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

High Yield Bond Fund, continued
R Class

Period Ended June 30, 2010 (unaudited)	$7.71	$0.33	$(0.20)	$0.13	$0.32	$—	$—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—
Period Ended December 31, 2007[8]	8.68	0.45	(0.29)	0.16	0.47	0.03	—

Global Women’s Equality Fund[5]
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$15.99	$0.06	$(1.71)	$(1.65)	$0.05	$—	$—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	—	[9]
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—
Period Ended December 31, 2007[5,6]	21.86	0.07	2.13	2.20	0.10	1.95	—
Year Ended March 31, 2007[5]	21.24	0.11	1.10	1.21	0.11	0.48	—
Year Ended March 31, 2006[5]	20.48	0.08	1.18	1.26	0.08	0.42	—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$16.03	$0.07	$(1.71)	$(1.64)	$0.07	$—	$—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	—	[9]
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—
Period Ended December 31, 2007[5,6]	21.86	0.13	2.12	2.25	0.13	1.95	—
Period Ended March 31, 2007[5,7]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Green Fund
Individual Investor Class

Period Ended June 30, 2010 (unaudited)	$8.69	$0.01	$(0.91)	$(0.90)	$0.01	$—	$—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—
Period Ended December 31, 2008[8]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class

Period Ended June 30, 2010 (unaudited)	$8.69	$0.02	$(0.90)	$(0.88)	$0.02	$—	$—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—
Period Ended December 31, 2008[8]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class

Period Ended June 30, 2010 (unaudited)	$8.66	$—	$(0.90)	$(0.90)	$—	$—	$—
Year Ended December 31, 2009	6.37	(0.01)[10]	2.37	2.36	0.07	—	—
Period Ended December 31, 2008[8]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Effective October 29, 2007, the Global Women’s Equality Fund (formerly the Women’s Equity Fund) acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the three years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010

							Ratios to average net assets[3]
							Net		Net expenses	Total expenses
			Net asset		Net assets		expenses		including	excluding
			value,		end of		excluding	Net	custody	custody
Total	Redemption		end of	Total	period		custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)		credits	income	waivers	and waivers	Turnover[4]

$0.32	$—		$7.52	1.72%	$0	[9]	1.24%	8.70%	1.24%	1.25%	32%
0.62	—		7.71	38.27%	0	[9]	1.22%	8.52%	1.22%	1.29%	58%
0.61	—		6.08	(20.91%)	0	[9]	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%	0	[9]	1.25%	7.29%	1.24%	1.69%	26%

$0.05	$—		$14.29	(10.33%)	$27		1.24%	0.75%	1.24%	1.90%	60%
0.08	—		15.99	25.76%	30		1.24%	0.58%	1.24%	2.04%	94%
0.73	—		12.79	(39.69%)	24		1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[9]	22.01	10.13%	33		1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[9]	21.86	5.67%	33		1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[9]	21.24	6.20%	35		1.48%	0.38%	1.48%	1.96%	22%

$0.07	$—		$14.32	(10.61%)	$2		0.99%	0.95%	0.99%	1.65%	60%
0.09	—		16.03	26.11%	3		0.99%	0.86%	0.99%	1.79%	94%
0.78	—		12.80	(39.52%)	2		0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[9]	22.03	10.37%	5		0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[9]	21.86	4.57%	5		0.99%	0.91%	0.99%	1.50%	25%

$0.01	$—		$7.78	(10.35%)	$21		1.40%	0.18%	1.40%	2.44%	29%
0.08	—		8.69	37.52%	18		1.40%	0.35%	1.40%	3.78%	81%
0.03	—		6.38	(35.92%)	6		1.40%	0.27%	1.40%	6.25%	28%

$0.02	$—		$7.79	(10.14%)	$1		1.15%	0.41%	1.15%	2.19%	29%
0.10	—		8.69	37.79%	0	[11]	1.15%	0.56%	1.15%	3.53%	81%
0.04	—		6.38	(35.83%)	0	[11]	1.15%	0.52%	1.15%	6.00%	28%

$—	$—		$7.76	(10.37%)	$0	[11]	1.65%	(0.11%)	1.65%	2.69%	29%
0.07	—		8.66	37.16%	0	[11]	1.65%	(0.17%)	1.65%	4.03%	81%
0.02	—		6.37	(36.12%)	0	[11]	1.65%	0.02%	1.65%	6.50%	28%

[6]	Beginning with the period from April 1, 2007 through December 31, 2007, the Global Women’s Equality Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[7]	Per share data for the Global Women’s Equality Fund Institutional Class reflected from class inception date of April 19, 2006.

[8]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[9]	Rounds to less than $0.01.

[10]	The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

[11]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2010
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2010, the Trust offered eleven investment funds.
These financial statements relate only to the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”), and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred

June 30, 2010
stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”).
On October 29, 2007, the Global Women’s Equality Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Global Women’s Equality Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year end of March 31; the current Global Women’s Equality Fund has a fiscal year end of December 31. Information shown herein for the two years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.

June 30, 2010
Notes to Financial Statements, continued
The Global Women’s Equality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.
The Global Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

June 30, 2010
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At June 30, 2010, the High Yield Bond Fund held one security fair valued at $44,826 representing 0.01% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the

June 30, 2010
Notes to Financial Statements, continued
close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.
The net asset value per share (“NAV”) of each class of a Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

June 30, 2010
developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
Equity securities, including restricted securities and options on equity securities, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When fair valuation methods are applied to foreign securities, they are generally categorized as Level 2. Utilizing fair valuation of foreign securities for significant market movements may result in transfers between Level 1 and Level 2 categorizations for such securities. Debt securities are valued at evaluated prices received from independent pricing services and are generally categorized as Level 2 in the hierarchy. Investments in mutual funds are generally categorized as Level 1. Short-term securities with remaining maturities of sixty days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which a security is traded but before the time at which the Funds’ net assets

June 30, 2010
Notes to Financial Statements, continued
are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2010:

	Level One	Level Two	Level Three	Totals

Balanced
Common Stocks — Domestic	$1,182,499,513	$—	$—	$1,182,499,513
Preferred Stocks — Foreign	8,686,704	21,113,258	—	29,799,962
Exchange Traded Funds	21,941,361	—	—	21,941,361
Corporate Bonds	—	217,762,874	—	217,762,874
U.S. Govt Agency Bonds	—	106,228,352	—	106,228,352
Government Bonds	—	13,953,138	—	13,953,138
Municipal Bonds	—	50,194,764	—	50,194,764
U.S. Treasury Notes	—	31,374,526	—	31,374,526
Mortgage-Backed Securities	—	81,432,785	—	81,432,785
Cash Equivalents	89,269,811	18,480,000	—	107,749,811
Equity Call/Put Options Written	(3,886,975)	—	—	(3,886,975)

Total	$1,298,510,414	$540,539,697	$—	$1,839,050,111

Growth
Common Stocks—Domestic	$87,223,839	$—	$—	$87,223,839
Common Stocks—Foreign	—	777,859		777,859
Cash Equivalents	3,192,384	3,336,000		6,528,384
Equity Call/Put Options Written	(84,185)	—	—	(84,185)

Total	$90,332,038	$4,113,859	$—	$94,445,897

June 30, 2010

	Level One	Level Two	Level Three	Totals

Small Cap
Common Stocks	$5,840,135	$—	$—	$5,840,135
Cash Equivalents	—	265,000	—	265,000

Total	$5,840,135	$265,000	$—	$6,105,135

International
Common Stocks—Foreign	$5,320,714	$9,992,350	$—	$15,313,064
Preferred Stocks—Domestic	94,220	—	—	94,220
Exchange Traded Funds	1,260,931	—	—	1,260,931
Cash Equivalents	—	73,000	—	73,000

Total	$6,675,865	$10,065,350	$—	16,741,215

High Yield Bond
Common Stocks — Domestic	$5,798,370	$—	$—	$5,798,370
Preferred Stocks	1,604,343	—	—	1,604,343
Exchange Traded Funds	3,646,458	—	—	3,646,458
Corporate Bonds	—	321,310,943	44,826	321,355,769
Cash Equivalents	19,934,488	18,228,564	—	38,163,052
Equity Call Options Written	(44,400)	—	—	(44,400)

Total	$30,939,259	$339,539,507	$44,826	$370,523,592

Global Women’s Equality
Common Stocks — Domestic	$19,625,698	$1,707,597	$—	$19,625,698
Common Stocks — Foreign	470,284	6,254,941	—	6,725,225
Exchange Traded Funds	941,094	—	—	941,094
Corporate Bonds	—	—	378,750	378,750
Cash Equivalents	4,711,965	1,567,000	—	6,278,965
Equity Call Options Purchased	1,885	—	—	1,885
Equity Call/Put Options Written	(191,690)	—	—	(191,690)

Total	$25,559,236	$7,821,941	$378,750	$33,759,927

Global Green
Common Stocks—Domestic	$8,904,930	$—	$—	$8,904,930
Common Stocks—Foreign	—	13,091,016	—	13,091,016
Cash Equivalents	—	430,000	—	430,000

Total	$8,904,930	$13,521,016	$—	$22,425,946

*	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

June 30, 2010
Notes to Financial Statements, continued
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Global Women’s
	High Yield Bond	Equality

Corporate Bonds
Balance as of December 31, 2009	$69,497	$525,000
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(45,520)	(21,250)
Net purchases (sales)	20,849	(125,000)
Transfers in and/or out of Level Three	—	—

Balance as of June 30, 2010	$44,826	$378,750

The changes in unrealized gain/loss on Level 3 securities held at June 30, 2010 totaled losses of $45,520 and $21,250 in the High Yield Bond Fund and Global Women’s Equality Fund, respectively, for the six month period then ended.
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women’s Equality Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains,

June 30, 2010
if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain of its share classes.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The Funds do not currently charge a redemption fee. However, prior to March 27, 2008, the High Yield Bond Fund charged a 2.00% redemption fee on shares held for less than 45 days. Also, prior to its acquisition in October 2007, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees are

June 30, 2010
Notes to Financial Statements, continued
deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fees charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
As of June 30, 2010, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows.

	Market Value of	Payable on Collateral	Non-Cash
	Securities Loaned	Due to Broker	Collateral Value

Balanced	$87,965,485	$89,010,851	$1,901,429
Growth	3,533,936	3,192,384	481,600
High Yield Bond	19,437,171	19,934,488	—
Global Women’s Equality	4,553,485	4,711,965	—

June 30, 2010
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management LLC (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

		Average Net Asset Value of Fund
Fund	Minimum Fee	Up to $25M	Over $25M

Balanced	None	0.75%	0.50%
Growth	$25,000	0.75%[2]	0.75%
Small Cap	None	0.75%	0.75%
International	None	0.85%	0.85%
High Yield Bond[1]	$25,000	0.50%[1]	0.50%[1]
Global Women’s Equality	None	0.75%	0.75%
Global Green	None	0.90%	0.90%

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.

[2]	Effective May 1, 2010, the Adviser has contractually agreed to reduce the management fee on the first $25M in assets for the Growth Fund to 0.75%. Prior to that date, the first $25M in assets were assessed a management fee of 1.00%.

June 30, 2010
Notes to Financial Statements, continued
For the period ended June 30, 2010, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid

Balanced	$4,794,725
Growth	388,886
Small Cap	19,014
International	66,636
High Yield Bond	918,333
Global Women’s Equality	119,208
Global Green	96,914
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Class	R Class

Growth[1]	1.39%	1.14%	1.64%
Small Cap[2]	1.24%	0.99%	1.49%
International[2]	1.40%	1.15%	1.65%
High Yield Bond[3]	0.99%	0.74%	1.24%
Global Women’s Equality[3]	1.24%	0.99%	N/A
Global Green[2]	1.40%	1.15%	1.65%

[1]	Effective May 1, 2010 the Advisor has contractually agreed to reduce expenses caps. Prior to that date expenses were capped at 1.45%, 1.20% and 1.70%, respectively. The new reimbursement arrangement will remain in effect until at least December 31, 2013.

[2]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2013.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.
Such expenses include (i) management and distribution and service fees; (ii) the fees of independent Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

June 30, 2010
For the period ended June 30, 2010, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual
Fund	Investor Class	Institutional Class	R Class

Growth	$81,026	$2,192	$12
Small Cap	96,631	955	73
International	91,483	25,023	190
High Yield Bond	16,844	5,924	10
Global Women’s Equality	97,297	7,640	N/A
Global Green	104,893	4,418	2,203
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

June 30, 2010
Notes to Financial Statements, continued
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2010 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds

Balanced	$270,780,511	$37,349,959	$294,881,600	$45,573,489
Growth	11,979,899	—	14,380,915	—
Small Cap	6,445,395	—	3,635,783	—
International	9,022,269	—	1,874,484	—
High Yield Bond	115,128,925	—	142,447,197	—
Global Women’s Equality	18,112,584	—	18,939,275	—
Global Green	12,764,880	—	5,836,774	—

[1]	Excluding short-term investments and U.S. Government bonds.
For federal income tax purposes, the identified cost of investments owned at June 30, 2010 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2010 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$1,813,923,738	$153,007,096	$123,993,748	$29,013,348
Growth	90,738,145	11,283,361	7,491,424	3,791,937
Small Cap	6,392,876	200,848	488,590	(287,742)
International	18,083,745	584,604	1,927,134	(1,342,530)
High Yield Bond	363,797,365	14,671,113	7,900,486	6,770,627
Global Women’s Equality	35,876,184	968,589	2,893,156	(1,924,567)
Global Green	23,231,478	1,507,912	2,313,444	(805,532)
At June 30, 2010, the International Fund and Global Women’s Equality Fund had unrealized foreign currency gains of $521 and $224, respectively. The Balanced Fund, Growth Fund, High Yield Bond Fund and Global Green Fund had unrealized foreign currency losses of $12,849; $456; $1,848 and $1,257; respectively.

June 30, 2010
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

June 30, 2010
Notes to Financial Statements, continued
Written option activity for the period ended June 30, 2010 is as follows:

	Outstanding					Outstanding
	at 12/31/09	Written	Closed	Expired	Exercised	at 6/30/10

Balanced Fund
Call Options

Number of contracts	7,112	5,413	(5,750)	—	(925)	5,850
Premiums received	$1,162,043	$1,667,890	$(1,177,964)	$—	$(87,939)	$1,564,030
Put Options

Number of contracts	6,400	9,265	(1,600)	(400)		13,665
Premiums received	$1,007,066	$1,834,729	$(202,448)	$(141,698)	$—	$2,497,649

Growth Fund
Call Options

Number of contracts	136	150	(11)	(50)	—	225
Premiums received	$35,792	$18,158	$(9,567)	$(4,7000)	$—	$39,683
Put Options

Number of contracts	150	70	(20)	(25)	—	175
Premiums received	$30,810	$12,891	$(3,040)	$(6,050)	$—	$34,611

High Yield Bond Fund
Call Options

Number of contracts	—	185	—	—	—	185
Premiums received	$—	$41,890	$—	$—	$—	$41,890

Global Women’s Equality Fund
Call Options

Number of contracts	62	13	(62)	—	—	13
Premiums received	$22,594	$12,701	$(22,594)	$—	$—	$12,701
Put Options

Number of contracts	545	620	(710)	—	(50)	405
Premiums received	$171,243	$184,933	$(230,179)	$—	$(5,100)	$120,897

June 30, 2010
Additional Derivative Disclosure The Balanced Fund, the Growth Fund, the High Yield Bond Fund and the Global Women’s Equality Fund held equity option contracts as of June 30, 2010. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (“FAS 133”) and whose primary underlying risk exposure is equity risk at June 30, 2010 was as follows:

	Purchased Equity Options	Written Equity Options
	Asset Derivatives	Liability Derivatives
	Fair Value[1]	Fair Value[2]

Balanced Fund	$—	$3,886,975
Growth Fund	—	84,185
High Yield Bond Fund	—	44,000
Global Women’s Equality Fund	1,885	191,690

[1]	Statement of Assets and Liabilities location: Investments, at value.

[2]	Statement of Assets and Liabilities location: Options written, at value.
The effect of equity options on the statement of operations for the period ended June 30, 2010 was as follows:

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
	Recognized in Income[1]	in Income[2]

Purchased Options

Global Women’s Equality Fund	$(18,900)	$(6,011)
Written Options

Balanced Fund	$1,141,691	$(213,729)
Growth Fund	18,946	(4,806)
High Yield Bond Fund	—	(2,510)
Global Women’s Equality Fund	81,553	(145,934)

[1]	Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

[2]	Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.
Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other

June 30, 2010
Notes to Financial Statements, continued
party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2010, the Balanced Fund held $19,149,710 or 1.09% of net assets and the High Yield Bond Fund held $151,350,331 or 43.78% of net assets in securities exempt from registration under Rule 144A of the Act.
At June 30, 2010, the Balanced Fund held $4,309,048 of illiquid securities representing 0.25% of net assets and the High Yield Bond Fund held $8,333,419 of illiquid securities, representing 2.41% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time

June 30, 2010
in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2009 and 2008 was as follows:

	Distributions paid in 2009			Distributions paid in 2008
	Ordinary	Return of	Long-term	Ordinary	Long-term
Fund	Income	Capital	Capital Gains	Income	Capital Gains

Balanced	$30,190,818	$—	$—	$39,942,682	$24,284,552
Growth	—	—	—	—	2,254,804
Small Cap	43	—	—	1,970	—
International	38,564	7,968	—	22,864	—
High Yield Bond	24,542,539	—	—	9,097,890	—
Global Women’s Equality	154,860	9,340	—	276,228	1,189,254
Global Green	150,379	—	—	24,532	—
During the period from November 1, 2009 through December 31, 2009, the Growth Fund and the Global Women’s Equality Fund incurred capital losses in the amounts of $13,040 and $119,014, respectively; and the Growth Fund, International Fund and the Global Women’s Equality Fund incurred foreign currency losses of $2,574 and $1,243; and $1,712, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2010. Accordingly, during 2009 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

June 30, 2010
Notes to Financial Statements, continued
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2009, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss			Total
	Carryforwards	Expires	Expires	Carryforward
Fund	Utilized in 2009	in 2016	in 2017	Loss Remaining

Balanced	$—	$50,223,239	$115,823,337	$166,046,576
Growth	—	5,209,243	15,053,008	20,262,251
Small Cap	11,295	—	—	—
International	—	67,251	213,790	281,041
High Yield Bond	1,585,116	353,979	—	353,979
Global Women’s Equality	—	212,711	4,951,954	5,164,665
Global Green	—	24,514	379,024	403,538
Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2005 through 2009). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2010, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended June 30, 2010, reported as Fees paid indirectly in the Statements of Operations, were as follows:

June 30, 2010

Fund	Custody Credits

Balanced	$5,260
Growth	993
Small Cap	280
International	55
High Yield Bond	3,516
Global Women’s Equality	757
Global Green	—
NOTE F—Other
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from Pax World Management LLC, the Fund’s Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.
Also in 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.
Management has evaluated subsequent events through August 16, 2010 and has determined that no events have occurred that require disclosure.
NOTE G—Proxy Voting
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729, or within the Statement of Additional Information available on Pax World’s website at www.paxworld.com or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at

June 30, 2010
Notes to Financial Statements, continued
800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
NOTE H—Quarterly Portfolio Holdings Disclosure
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
NOTE I—Board Approval of Advisory Agreements
Review Process The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees request and evaluate, and that Pax World Management LLC (the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust’s investment advisory contract (the “Management Contract”). Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax Group Plc (“Impax”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the investment subadvisory contract (the “Subadvisory Contract”) among the Trust, the Adviser and Impax. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”) met telephonically and in person in May and June of 2010 for the purpose of considering the Management Contract and the Subadvisory Contract (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.
During the course of the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser and Impax. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory

June 30, 2010
Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.
Nature, Extent and Quality of Services In considering the Management Contract and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and Impax. They considered the terms of the Management Contract and the Subadvisory Contract and received and considered information provided by management that described, among other matters:
•	the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•	the investment program used by the Adviser to manage the Funds, and to be used by Impax to subadvise the Global Green Fund;

•	possible conflicts of interest and fall-out benefits,

•	brokerage practices,

•	the compliance functions of the Adviser and Impax,

•	financial results, assets under management and other information relating to the financial resources of the Adviser and Impax, and

•	information relating to portfolio manager compensation.

June 30, 2010
Notes to Financial Statements, continued
In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and Impax in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and Impax, including research services acquired with “soft dollars” available to the Adviser and Impax as a result of securities transactions effected for the Funds.
The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.
The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to the Global Green Fund by Impax, was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust, and by Impax to the Global Green Fund, were sufficient to warrant approval of the Management Contract and the Subadvisory Contract.
Fund Performance In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of each Fund, comparing each such Fund’s investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2010. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially

June 30, 2010
responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. The Independent Trustees considered, in particular, the underperformance of the Balanced Fund relative to its Lipper peer group median for each period, and discussed with the Fund’s portfolio manager and other senior executives of the Adviser their analysis of such underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, which includes performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and the Subadvisory Contract.
Fees and Other Expenses The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees paid to Impax by the Adviser, as well as each Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expense ratios. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds identified by Lipper. In connection with their review, the Trustees considered the Adviser’s agreement to:
•	reduce the High Yield Bond Fund’s advisory fee to 0.50% of average daily net assets until at least December 31, 2012 and to reimburse the High Yield Bond Fund to the extent its “Other Expenses” for each share class exceed 0.24% until at least December 31, 2012,

•	reimburse the Global Women’s Equality Fund and Small Cap Fund to the extent either such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for R Class shares (R Class shares are not offered for Global Women’s Equality Fund) through December 31, 2012 for the Global Women’s Equality Fund and December 31, 2013 for the Small Cap Fund,

June 30, 2010
Notes to Financial Statements, continued
•	reimburse the International Fund and Global Green Fund to the extent either such Fund’s total expenses exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for R Class shares through December 31, 2013, and

•	reimburse the Growth Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.39% for Individual Investor Class shares, 1.14% for Institutional Class shares and 1.64% for R Class shares, until at least December 31, 2013.
The Trustees noted that the Adviser had recently agreed to contractually reduce its management fee for the Growth Fund to 0.75%.
The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.
Costs of Services Provided and Profitability The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser’s relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to the Trust by the Adviser, and the profitability to the Adviser of its advisory relationship with the Funds, each for the years ended December 31, 2005, 2006, 2007, 2008, and 2009, as well as a projection for the year ending December 31, 2010. The Trustees

June 30, 2010
recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Subadvisory Contract are the product of arm’s-length bargaining between Impax and the Adviser.
Possible Fall-Out Benefits The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and Impax from their relationships with the Trust, including reputational and other “fall out” benefits. During the course of the year, the Board of Trustees received presentations from the Adviser, and information from Impax, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded that such benefits were not excessive.
Possible Economies of Scale The Trustees, including the Independent Trustees, considered the extent to which the Adviser and Impax may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.
The Trustees noted that the Adviser was reimbursing expenses of all of the Pax World Funds other than the Balanced and High Yield Bond Funds. The Trustees noted that all Pax World Funds other than the Balanced and High

June 30, 2010
Notes to Financial Statements, continued
Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser (and, for the Global Green Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.
Conclusions Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Green Fund, was in the best interests of the Fund and should be approved.

June 30, 2010
Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (8/10).

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PRESORTED STANDARD U.S. POSTAGE PAID BNY MELLON

PAX-SAR10

Item 2. Code of Ethics.
     This disclosure is not required for the Semi-annual report filing.
Item 3. Audit Committee Financial Expert.
     This disclosure is not required for the Semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
     This disclosure is not required for the Semi-annual report filing.
Item 5. Audit Committee of Listed Registrants.
     This disclosure is not applicable to the Registrant.
Item 6. Schedule of Investments.
A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.
(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)   Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President
Date   August 18, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)
Date   August 18, 2010

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)
Date  August 18, 2010

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